   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2003
                                                SECURITIES ACT FILE NO. 33-21534
                                       INVESTMENT COMPANY ACT FILE NO. 811-05543
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 30                      [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 31
                        (Check appropriate box or boxes)

                         ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
               (Address of Principal Executive Office)(Zip Code)
                                 (800) 432-4320
               Registrant's telephone number, including area code

                             CATHERINE R. MCCLELLAN
                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
                    (Name and Address for Agent for Service)

                                    COPY TO:
                             MARGERY K. NEALE, ESQ
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

                  [ ]  immediately upon filing pursuant to paragraph (b)
                  [X]  on May 1, 2003 pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [ ]  on (date) pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                                   PROSPECTUS

                               DATED MAY 1, 2003

                          AGGRESSIVE STOCK PORTFOLIOS

                           Multi-Cap Growth Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio

                                STOCK PORTFOLIOS

                         Capital Appreciation Portfolio
                              Deep Value Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                                Growth Portfolio
                          Growth and Income Portfolio

                            INTERNATIONAL PORTFOLIO

                         International Growth Portfolio

                          SECTOR/SPECIALTY PORTFOLIOS

                      Global Financial Services Portfolio
                      Global Socially Responsive Portfolio
                       Mergers and Acquisitions Portfolio
                              Technology Portfolio

                           DOMESTIC HYBRID PORTFOLIO

                               Managed Portfolio

                               INCOME PORTFOLIOS

                           High-Yield Bond Portfolio
                         Short Duration Bond Portfolio
                             Total Return Portfolio

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


Introduction................................................   1
Multi-Cap Growth Portfolio..................................   2
Small Company Growth Portfolio..............................   4
Small Company Value Portfolio...............................   6
Capital Appreciation Portfolio..............................   8
Deep Value Portfolio........................................  10
Equity Portfolio............................................  12
Equity Income Portfolio.....................................  14
Growth Portfolio............................................  16
Growth and Income Portfolio.................................  18
International Growth Portfolio..............................  20
Global Financial Services Portfolio.........................  23
Global Socially Responsive Portfolio........................  25
Mergers and Acquisitions Portfolio..........................  27
Technology Portfolio........................................  29
Managed Portfolio...........................................  31
High-Yield Bond Portfolio...................................  34
Short Duration Bond Portfolio...............................  37
Total Return Portfolio......................................  39
Additional Information About the Portfolios' Investments and
  Risks.....................................................  41
Higher-Risk Securities and Practices........................  43
Account Information.........................................  45
Transaction and Account Policies............................  46
Portfolio Management........................................  47
  The Investment Advisor....................................  47
  The Portfolio Managers....................................  49
Financial Highlights........................................  53

                                  INTRODUCTION

     Enterprise Accumulation Trust offers separate investment Portfolios that serve as the underlying funding vehicles for variable annuity contracts and variable life insurance policies. The Portfolios have individual objectives and strategies to offer investors a broad range of investment alternatives. Shares of the Portfolios are sold only to the insurance companies that write the variable annuity and variable life policies. The contractholders do not become shareholders of the Portfolios.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Portfolio. The Advisor selects a Portfolio Manager for each Portfolio on the basis of a number of criteria, including the Portfolio Manager's reputation, resources and performance results.

     Before investing in a Portfolio, you should consider the general risks involved. The value of your investment in a Portfolio for the most part is based on the market prices of the securities the Portfolio holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or countries. These price movements, sometimes called volatility, will vary depending on the types of securities a Portfolio owns and the markets in which these securities trade. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective of that Portfolio. As with other investments, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. A Portfolio may not achieve its objective. A Portfolio's objective may not be changed without shareholder approval.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Multi-Cap Growth Portfolio."]

                           MULTI-CAP GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or traded in the over-the-counter market

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their holdings to include small, medium and large company stocks


                     Investment Strategies The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio Manager expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 of its total assets, including collateral received for securities lent.



Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because the Portfolio can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization portfolios since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.


PERFORMANCE INFORMATION


The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 2000-2002]

                  BEST QUARTER(1)                                       WORST QUARTER
                      13.77%                                               -22.04%
                (DECEMBER 31, 2001)                                  (DECEMBER 31, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(2)
----------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Portfolio.......................     -34.64%       -15.18%
S&P 500 Index(3)............................................     -22.11%       -10.15%

---------------

(1) The best quarter since inception was 44.42% for the quarter ending December 31, 1999.

(2) Inception date is July 15, 1999. Performance reflects average annual return from July 31, 1999 to December 31, 2002.


(3) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.



FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                        MULTI-CAP GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     1.00%
Other Expenses(1)........................................................                     0.37%
                                                                                              ----
Total Annual Portfolio Operating Expenses................................                     1.37%
                                                                                              ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio..................................   $139     $434      $750      $1,646



PORTFOLIO MANAGER  Fred Alger Management, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Growth Portfolio."]

                         SMALL COMPANY GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     Investment Strategies The Small Company Growth Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets the Portfolio Manager's expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2002]

                   BEST QUARTER                                         WORST QUARTER
                      33.23%                                               -23.21%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Small Company Growth Portfolio...................     -24.02%        5.95%
Russell 2000 Index(2).......................................     -20.48%        0.43%

---------------

(1) Inception date is December 1, 1998.
(2) The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                         SMALL COMPANY
                                                                                             GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     1.00%
Other Expenses(1)........................................................                     0.36%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     1.36%
                                                                                             -----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Small Company Growth Portfolio..............................   $138     $431      $745      $1,635


PORTFOLIO MANAGER  William D. Witter, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Value Portfolio."]

                         SMALL COMPANY VALUE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     Investment Strategies The Small Company Value Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value," or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1993-2002]

                   BEST QUARTER                                         WORST QUARTER
                      18.58%                                               -17.80%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2002)                                                         YEAR        YEARS       YEARS
----------------------------------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio.............................      -9.25%       5.89%      11.11%
Russell 2000(1)......................................................     -20.48%      -1.36%       7.15%

---------------

(1) The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
-----------------------------------------------------------------------------------------------------
Management Fees..........................................................                   0.80%
Other Expenses(1)........................................................                   0.36%
                                                                                            ----
Total Annual Portfolio Operating Expenses................................                   1.16%
                                                                                            ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Small Company Value Portfolio...............................   $118     $368      $638      $1,409


PORTFOLIO MANAGER  Gabelli Asset Management Company ("GAMCO Investors, Inc.")

[Picture Description: Columns of various heights: located to the left of the section titled: "Capital Appreciation Portfolio."]

                         CAPITAL APPRECIATION PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies

                     Investment Strategies The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamental (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces) or a permanent change in industry/company fundamentals that alters the original investment thesis. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.


PERFORMANCE INFORMATION


The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2002]

                   BEST QUARTER                                         WORST QUARTER
                      44.89%                                               -17.45%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Capital Appreciation Portfolio...................     -16.87%        0.06%
S&P 500 Index(2)............................................     -22.11%       -5.36%


---------------

(1) Inception date is December 1, 1998.

(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.



FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
------------------------------------------------------------------------------------------------------------
Management Fees..........................................................                       0.75%
Other Expenses(1)........................................................                       0.37%
                                                                                                ----
Total Annual Portfolio Operating Expenses................................                       1.12%
                                                                                                ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE





This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio..............................   $114     $356      $617      $1,363


PORTFOLIO MANAGER  Marsico Capital Management, LLC

[Picture Description: Columns of various heights: located to the left of the section titled: "Deep Value Portfolio."]

                              DEEP VALUE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments  U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow with the potential of receiving dividend income



                     Investment Strategies The Portfolio invests primarily in large capitalization companies whose stocks the Portfolio Manager considers to be undervalued stocks. The Portfolio may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Portfolio Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Portfolio Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Portfolio's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Portfolio may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Value stocks involve the risk that they may never reach what the Portfolio Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Portfolio will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Portfolio Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk in investing in the Portfolio.


PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------------------------
Management Fees..........................................................                  0.75%
Other Expenses(1)........................................................                  0.45%
Total Annual Portfolio Operating Expenses................................                  1.20%
                                                                                          -----
Less Expense Reimbursement...............................................                 (0.15%)
                                                                                          -----
Net Annual Portfolio Operating Expenses..................................                  1.05%
                                                                                          -----


---------------


(1) Based on estimated annual amounts.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
Deep Value Portfolio........................................   $107     $366


PORTFOLIO MANAGER  Wellington Management Company, LLP

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Portfolio."]

                                EQUITY PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments  U.S. equity securities

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Equity Portfolio invests normally at least 80% of its net assets in equity securities. The Portfolio invests in U.S. common stock of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. To that end, the Portfolio Manager selects companies with one or more of the following characteristics: Superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable customer or business franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not reflect separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life policies; if these charges were included they would have reduced the performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1993-2002]

                   BEST QUARTER                                         WORST QUARTER
                      26.57%                                               -26.32%
                (DECEMBER 31, 2001)                                 (SEPTEMBER 30, 2001)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2002)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Equity Portfolio.................................    -29.41%      -7.14%       5.36%
S&P 500 Index(1)............................................    -22.11%      -0.59%       9.34%

---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                         EQUITY
                                                                                        PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)   SHARES
-------------------------------------------------------------------------------------------------
Management Fees..........................................................                 0.80%
Other Expenses(1)........................................................                 0.34%
                                                                                          ----
Total Annual Portfolio Operating Expenses................................                 1.14%
                                                                                          ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Equity Portfolio............................................   $116     $362      $628      $1,386


PORTFOLIO MANAGER  TCW Investment Management Company

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Income Portfolio."]

                            EQUITY INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective A combination of growth and income to achieve an above-average and consistent total return

                     Principal Investments  Dividend-paying U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income

                     Investment Strategies The Equity Income Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2002]


                   BEST QUARTER                                         WORST QUARTER
                       9.49%                                               -17.49%
                  (JUNE 30, 1999)                                   (SEPTEMBER 30, 2002)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Equity Income Portfolio..........................     -14.76%       -3.31%
S&P 500/Barra Value Index(2)................................     -20.85%        3.49%

---------------

(1) Inception date is December 1, 1998.
(2) The S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                        EQUITY INCOME
                                                                                          PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)     SHARES
-----------------------------------------------------------------------------------------------------
Management Fees..........................................................                    0.75%
Other Expenses(1)........................................................                    0.39%
                                                                                            -----
Total Annual Portfolio Operating Expenses................................                    1.14%
                                                                                            -----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Equity Income Portfolio.....................................   $116     $362      $628      $1,386


PORTFOLIO MANAGER  Boston Advisors, Inc.

                                GROWTH PORTFOLIO

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth Portfolio."]

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of large capitalization companies

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2002]

              BEST QUARTER                               WORST QUARTER
                 17.77%                                     -15.53%
           (DECEMBER 31, 1999)                         (MARCH 31, 2001)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Growth Portfolio.................................     -23.26%       -4.98%
S&P 500 Index(2)............................................     -22.11%       -5.36%


---------------

(1) Inception date is December 1, 1998.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                             GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.75%
Other Expenses(1)........................................................                     0.35%
                                                                                              ----
Total Annual Portfolio Operating Expenses................................                     1.10%
                                                                                              ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Growth Portfolio............................................   $112     $350      $606      $1,340


PORTFOLIO MANAGER  Montag & Caldwell, Inc.

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth and Income Portfolio."]

                          GROWTH AND INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration


                     Principal Investments Broadly diversified group of U.S. common stocks


                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income





                     Investment Strategies The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.



In selecting securities, the Portfolio Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics.



Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. The Portfolio's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at the time and price desired. The Portfolio's investments in derivatives may rise or fall more rapidly than other investments. Loss of income is a risk of investing in the Portfolio.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1999-2002]

                   BEST QUARTER                                         WORST QUARTER
                      14.86%                                               -18.59%
                  (JUNE 30, 1999)                                   (SEPTEMBER 30, 2002)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2002)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Growth and Income Portfolio......................     -25.95%       -4.99%
S&P 500 Index(2)............................................     -22.11%       -5.36%

---------------

(1) Inception date is December 1, 1998.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                        GROWTH AND INCOME
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
---------------------------------------------------------------------------------------------------------
Management Fees..........................................................                      0.75%
Other Expenses(1)........................................................                      0.35%
                                                                                              -----
Total Annual Portfolio Operating Expenses................................                      1.10%
                                                                                              -----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Growth and Income Portfolio.................................   $112     $350      $606      $1,340



PORTFOLIO MANAGER  UBS Global Asset Management (Americas) Inc.

[Picture Description: Globe: located to the left of the section titled:
"International Growth Portfolio."]

                         INTERNATIONAL GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Non-U.S. equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The International Growth Portfolio normally invests at least 80% of its net assets in non-U.S. equity securities that the Portfolio Manager believes are undervalued. The Portfolio Manager uses an approach that involves top-down country allocation combined with bottom-up stock selection. The Portfolio Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Portfolio Manager diversifies investments among European, Australian and Far East ("EAFE") markets. The
Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2002]

                   BEST QUARTER                                         WORST QUARTER
                      32.15%                                               -27.47%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2002)


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2002)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise International Growth Portfolio...................     -19.46%      -4.71%         0.87%
MSCI EAFE Index(2)..........................................     -15.94%      -2.89%         0.52%

---------------


(1) Inception date is November 18, 1994. Performance reflects average annual return from November 30, 1994 to December 31, 2002.


(2) The Morgan Stanley Capital International Europe, Australia, and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of approximately 1,000 companies that are representative of the market structure of 21 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity, and sufficient float. It includes invested dividends and excludes any transaction or holding charges. If an index had expenses, its performance would be lower. One cannot invest directly in any index.

FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                        INTERNATIONAL GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)    PORTFOLIO SHARES
------------------------------------------------------------------------------------------------------------
Management Fees..........................................................                       0.85%
Other Expenses(1)........................................................                       0.45%
                                                                                                ----
Total Annual Portfolio Operating Expenses................................                       1.30%
                                                                                                ----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
International Growth Portfolio..............................   $132     $412      $713      $1,568


PORTFOLIO MANAGER  SSgA Funds Management, Inc.

[Picture Description: Brass Telescope: located to the left of the section titled: "Global Financial Services Portfolio."]

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments Common stocks of domestic and foreign financial services companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income, want investment in the global financial services sector, and are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The Global Financial Services Portfolio normally invests at least 80% of its net assets in the common stocks of financial services companies. The Portfolio normally invests in companies domiciled in the U.S. and in at least three other countries. The Portfolio considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. The portfolio may invest 25% or more of its total assets in securities of companies in financial services-related industries. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Portfolio Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests in common stocks of domestic and foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks. Because the Portfolio concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Portfolio holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.


PERFORMANCE INFORMATION



Information about Portfolio performance is not provided because the Portfolio does not have returns for a full year.



FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.



                                                                                         GLOBAL FINANCIAL
                                                                                        SERVICES PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)        SHARES
-----------------------------------------------------------------------------------------------------------
Management Fees..........................................................                       0.85%
Other Expenses(1)........................................................                       0.57%
                                                                                               -----
Total Annual Portfolio Operating Expenses................................                       1.42%
Less Expense Reimbursement...............................................                      (0.12%)
                                                                                               -----
Net Annual Portfolio Operating Expenses..................................                       1.30%
                                                                                               -----


---------------


(1) Based on estimated annual amounts.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
Global Financial Services Portfolio.........................   $132     $438



PORTFOLIO MANAGER  Sanford C. Bernstein & Co., LLC

[Picture Description: Brass Telescope: located to the left of the section titled: "Technology Portfolio."]

                      GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Total return

                     Principal Investments Equity securities of companies located in countries that are included in the MSCI World Index that meet the Portfolio's social and investment criteria

                     Investor Profile Investors who want to make socially responsible investments and want the value of their investment to grow

                     Investment Strategies The Global Socially Responsive Portfolio invests primarily in equity securities of companies that the Portfolio Manager believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Portfolio Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Portfolio Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Portfolio does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights. The Portfolio Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Portfolio Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Portfolio Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Portfolio Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own growth and/or value stocks depending on their relative attractiveness. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets. Brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Portfolio may be restricted by its focus on socially responsive investing and therefore, the investments that the Portfolio Manager selects may under perform other investments or the stock markets generally. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.



                                                                                        GLOBAL SOCIALLY
                                                                                          RESPONSIVE
                                                                                           PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)      SHARES
-------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.90%
Other Expenses(1)........................................................                     1.93%
                                                                                            ------
Total Annual Portfolio Operating Expenses................................                     2.83%
Less Expense Reimbursement...............................................                    (1.53%)
                                                                                            ------
Net Annual Portfolio Operating Expenses..................................                     1.30%
                                                                                            ------


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Global Socially Responsive Portfolio........................   $132     $732     $1,358     $3,046


PORTFOLIO MANAGER  Rockefeller & Co., Inc.

[Picture Description: Brass Telescope: located to the left of the section titled: "Mergers and Acquisitions Portfolio."]

                       MERGERS AND ACQUISITIONS PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Domestic equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover

                     Investment Strategies The Portfolio Manager will purchase shares of companies that the Portfolio Manager believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio Manager will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Portfolio Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase the selling company's securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio Manager may invest in small, mid and large capitalization stocks. The Portfolio Manager expects a high portfolio turnover rate of 150% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks Because the Portfolio invests primarily in equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because the Portfolio can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Portfolio is subject to the risk that the potential private market value of the Portfolio's stocks will not be realized or that certain of the transactions to which some of the Portfolio's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Portfolio. The investment policies of the Portfolio may lead to a higher portfolio turnover rate that could increase the Portfolio's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Portfolio's performance. The Portfolio is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Portfolio's risk because developments affecting an individual issuer have a greater impact on the Portfolio's performance. Because the Portfolio Manager expects a high portfolio turnover, the Portfolio is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. The Portfolio may engage in various portfolio strategies, including using derivatives, to enhance potential gain. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                        MERGERS AND ACQUISITIONS
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)      PORTFOLIO SHARES
----------------------------------------------------------------------------------------------------------------
Management Fees..........................................................                         0.90%
Other Expenses(1)........................................................                         0.45%
                                                                                                  ----
Total Annual Portfolio Operating Expenses................................                         1.35%
                                                                                                  ----


---------------


(1) Based on estimated annual amounts.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
Mergers and Acquisitions Portfolio..........................   $137     $428


PORTFOLIO MANAGER  Gabelli Asset Management Company (GAMCO Investors, Inc.)

[Picture Description: Brass Telescope: located to the left of the section titled: "Technology Portfolio."]

                              TECHNOLOGY PORTFOLIO

                           PORTFOLIO PROFILE

                           Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Portfolio may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Portfolio alone cannot provide a balanced investment program.


Investment Strategies The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Portfolio considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Portfolio will invest at least 25% of total assets technology related companies. The Portfolio invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Portfolio may invest, or in the length of operating history for the companies. The Portfolio may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Portfolio or what impact, if any, they will have on the Portfolio's performance. The Portfolio may also purchase and sell options and forward currency exchange contracts. The Portfolio Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Portfolio Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Portfolio Manager looks at the amount of capital a company currently expends on research and development. The Portfolio Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio may invest in common stocks. As a result, the Portfolio is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. Because the Portfolio concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Portfolio's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A portfolio that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets. Brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Portfolio may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. If the Portfolio lends securities there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.



PERFORMANCE INFORMATION



Information about Portfolio performance is not provided because the Portfolio does not have returns for a full year.



FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.



                                                                                        TECHNOLOGY
                                                                                        PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)    SHARES
--------------------------------------------------------------------------------------------------
Management Fees..........................................................                  1.00%
Other Expenses(1)........................................................                  0.57%
                                                                                          -----
Total Annual Portfolio Operating Expenses................................                  1.57%
Less Expense Reimbursement...............................................                 (0.12%)
                                                                                          -----
Net Annual Portfolio Operating Expenses..................................                  1.45%
                                                                                          -----


---------------


(1) Based on estimated annual amounts.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
Technology Portfolio........................................   $148     $484



PORTFOLIO MANAGER  Fred Alger Management, Inc.

[Picture Description: Managed - Stones: "precious stones" lying in dishes of varying sizes and shapes: located to the left of the section titled: "Managed Portfolio."]

                               MANAGED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Growth of capital over time

                     Principal Investments Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessment of relative investment values

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of portfolio assets will be invested in equity securities, 30% of portfolio assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluations of economic and market trends and its perceptions of the relative values available from such types of securities at any given time. The Portfolio Manager has the discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of portfolio assets.


The Portfolio's equity investments will be primarily large cap companies, however the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.



While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Portfolio may invest up to 20% of its assets in foreign equity and debt securities. The Portfolio Manager expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer, or general economic or political events, increasing the risk that the issuer may default on payments of interest or principal. In addition, an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics. If a Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Increased trading costs resulting from high portfolio turnover may lower performance. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1993-2002]

                   BEST QUARTER                                         WORST QUARTER
                      14.64%                                               -16.42%
                  (JUNE 30, 1995)                                   (SEPTEMBER 30, 2001)


-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2002)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Managed Portfolio................................     -21.20%      -3.48%       7.91%
S&P 500 Index(1)............................................     -22.11%      -0.59%       9.34%


---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.



                                                                                            MANAGED
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.77%
Other Expenses(1)........................................................                     0.35%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     1.12%
                                                                                             -----


---------------


(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Managed Portfolio...........................................   $114     $356      $617      $1,363


PORTFOLIO MANAGER Wellington Management Company, LLP

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "High-Yield Bond Portfolio."]

                           HIGH-YIELD BOND PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum current income

                     Principal Investments Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     Investor Profile Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

                     Investment Strategies The High-Yield Bond Portfolio normally invests at least 80% of its net assets in bonds that are below investment grade. The Portfolio generally invests in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Portfolio Manager expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in below investment-grade debt securities. As a result, the Portfolio is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for shareholders. Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies, if these charges were included they which would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2002]


                   BEST QUARTER                                         WORST QUARTER
                       6.72%                                               -5.15%
                (DECEMBER 31, 2002)                                 (SEPTEMBER 30, 1998)


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE      PAST FIVE         SINCE
DECEMBER 31, 2002)                                                YEAR          YEARS        INCEPTION(1)
---------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio........................      1.51%          2.43%           6.80%
Lehman Brothers High Yield BB Index(2)......................     -1.79%          4.29%           7.97%

---------------


(1) Inception date is November 18, 1994. Performance reflects average annual return from November 30, 1994 to December 31, 2002.

(2) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Bal or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index does not have an investment advisor. It includes reinvested interest and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expense through April 30, 2004 to the expense ratio set forth in this table.



                                                                                        HIGH-YIELD BOND
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.60%
Other Expenses(1)........................................................                     0.28%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     0.88%
Less Expense Reimbursement...............................................                    (0.03%)
                                                                                             -----
Net Annual Portfolio Operating Expenses..................................                     0.85%
                                                                                             -----


---------------


(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio...................................   $87      $278      $485      $1,082


PORTFOLIO MANAGER  Caywood-Scholl Capital Management

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Short Duration Bond Portfolio."]
                         SHORT DURATION BOND PORTFOLIO


                     PORTFOLIO PROFILE


                     Investment Objective Current income with reduced volatility of principal

                     Principal Investments Investment grade fixed income securities of U.S. issuers. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

                     Investor Profile Investors seeking current income consistent with preservation of capital through investment in investment-grade fixed income securities
                     Investment Strategies The Short Duration Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Portfolio seeks to keep the average duration of the overall portfolio between one year and three years.
The Portfolio may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio exposure to investment risks. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio will not invest in securities rated below "BBB." The Portfolio will maintain a minimum average credit quality rating of "A" in its portfolio. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


Principal Risks The Portfolio's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk in investing in the Portfolio.


PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.

                                                                                        SHORT DURATION
                                                                                             BOND
                                                                                          PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)      SHARES
------------------------------------------------------------------------------------------------------
Management Fees..........................................................                    0.45%
Other Expenses(1)........................................................                    0.27%
                                                                                            -----
Total Annual Portfolio Operating Expenses................................                    0.72%
Less Expense Reimbursement...............................................                   (0.07%)
                                                                                            -----
Net Annual Portfolio Operating Expenses..................................                    0.65%
                                                                                            -----


---------------


(1) Based on estimated annual amounts.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
Short Duration Bond Portfolio...............................   $66      $223


PORTFOLIO MANAGER  MONY Capital Management, Inc.

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Total Return Portfolio."]

                             TOTAL RETURN PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Total return

                     Principal Investments  Fixed income securities

                     Investor Profile Income oriented investors who also seek capital appreciation

                     Investment Strategies The Total Return Portfolio invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Portfolio Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Portfolio's total assets. In selecting fixed income securities, the Portfolio Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Portfolio's performance will be measured against the Lehman Brothers U.S. Universal Index.
This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Portfolio may invest in any of the components of the index. The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. For risk management purposes or as part of its investment strategy, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio Manager expects a high portfolio turnover rate of 100% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks The Portfolio's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Portfolio's losing more than the principal amount invested. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Portfolio may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities. Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in this Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.


FEES AND EXPENSES



This table describes the fees that you may pay if you purchase, hold or redeem shares. Every mutual fund has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge. The Advisor has contractually agreed to limit the Portfolio's expenses through April 30, 2004 to the expense ratio set forth in the table.





                                                                                          TOTAL RETURN
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO SHARES
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.55%
Other Expenses(1)........................................................                     0.45%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     1.00%
Less Expense Reimbursement...............................................                    (0.35%)
                                                                                             -----
Net Annual Portfolio Operating Expenses..................................                     0.65%
                                                                                             -----


---------------


(1) Expense information in the table has been restated to reflect current fees.



EXAMPLE



This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same with the exception of the contractual fee waivers which are reflected only for the first year of the example. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Total Return Portfolio......................................   $66      $284      $518      $1,143


PORTFOLIO MANAGER  Pacific Investment Management Company, LLC

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS'
                             INVESTMENTS AND RISKS

AGGRESSIVE STOCK, STOCK, INTERNATIONAL, SECTOR/SPECIALTY AND DOMESTIC HYBRID PORTFOLIOS' INVESTMENTS

     The table below shows the Aggressive Stock, Stock, International, Sector/Specialty and Domestic Hybrid Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.


                                                                         SECTOR/SPECIALTY PORTFOLIOS
                                                               GLOBAL       GLOBAL                    MERGERS
                                                              FINANCIAL    SOCIALLY                     AND
                                                              SERVICES    RESPONSIVE   TECHNOLOGY   ACQUISITIONS
U.S. Stocks*                                                      X           X            X             X
Foreign Stocks                                                    X           X            X



                                                             AGGRESSIVE
                                                               STOCK      INTERNATIONAL    STOCK   DOMESTIC HYBRID
U.S. Stocks*                                                     X              X            X            X
Foreign Stocks                                                                  X                         X
Bonds                                                                                                     X


* Each Portfolio that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium-sized capitalization companies generally have market capitalizations ranging from $1.5 billion to $10 billion. Small capitalization companies generally have market capitalizations of $1.5 billion or less. However, there may be some overlap among capitalization categories. The Stock Portfolios and Domestic Hybrid Portfolios intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Portfolio and the Small Company Value Portfolio intend to invest primarily in the stocks of small capitalization companies.

INCOME PORTFOLIOS' INVESTMENTS

     The table below shows the Income Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.


                                                                                  SHORT
                                                                    HIGH-YIELD   DURATION      TOTAL
                                                          MANAGED      BOND        BOND        RETURN
U.S. Government Securities                                   X                      X            X
Lower Rated Corporate Debt Securities -- Junk Bonds*                    X                        X
Mortgage-Backed Securities                                   X                      X            X
Municipal Securities                                                                X
Foreign Debt Securities                                      X                      X            X


* In the case of the High-Yield Bond Portfolio, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Portfolio, "junk bond" refers to any security rated "CCC" up to "BB" by Standard & Poor's or "Caa" to "Ba" by Moody's; if unrated, then the Portfolio Manager must determine that the security is of comparable quality.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Portfolio may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal. However, the Managed Portfolio may invest in securities ordinarily used by other Portfolios for defensive purposes as part of its main investment strategy. In addition, active and frequent trading may have an effect on performance due to additional expenses.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some or all of the Portfolios may participate in the IPO market, and a significant portion of those Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact in Portfolios with small asset bases. There is no guarantee that as those Portfolios' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Portfolios may invest and certain higher-risk practices in which the Portfolios might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.

FOREIGN SECURITIES. Each of the Portfolios might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Portfolio invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Portfolio in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Portfolio's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Portfolios may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Portfolio might invest and might disrupt the financial markets of a country in which a Portfolio has holdings.

- Regulation Risk. The countries where some of the Portfolios may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.

- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Portfolio being unable to sell a security in a falling market.

- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Portfolio to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Portfolios invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Portfolios, except the Short Duration Bond Portfolio, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Portfolio to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Portfolio cannot sell on an open market. This means that a Portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements under which a Portfolio purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolios may not be able to sell the security at the desired time.

HEDGING. Each of the Portfolios may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Portfolio may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Portfolio to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.


- Foreign currency transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Portfolio than if it had not engaged in such transactions.


SHORT SALES. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the difference between the market value of the securities and the short sale price.

SECURITIES LENDING. The Portfolios may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of their total assets, including collateral received for securities lent. There is a risk that when a Portfolio lends Portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Mergers and Acquisitions, Managed, High-Yield Bond and Total Return Portfolios may have high turnover rates, which may have an adverse effect on the Portfolios' performance due to additional expenses.

                              ACCOUNT INFORMATION

     Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (the "Contracts") of MONY Life Insurance Company ("MONY") and its affiliates. All shares of the Portfolios are currently owned by "Separate Accounts" of MONY and its affiliates. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Contracts. You should be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular Contract. MONY is under common control with, and therefore affiliated with Enterprise Capital Management, Inc., the investment advisor of the Portfolios. In the future, shares of the Portfolios may be sold to Separate Accounts and other eligible investors that are not affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various investors in the Portfolios. If such a conflict were to occur, one or more investors might withdraw their investments in the Portfolios. This might force one or more of the Portfolios to sell portfolio securities at disadvantageous prices. You will find information about purchasing a Contract in the Prospectus that offers such Contracts, which accompanies this Prospectus.

REPORTS TO CONTRACTHOLDERS

     Every year the Portfolios will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Portfolios will send one annual contractholder report, one semi-annual contractholder report and one annual prospectus per household, unless you instruct the Portfolios or your financial advisor otherwise.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     The purchase or redemption price of a Portfolio share is its next determined net asset value per share. The net asset value per share is calculated separately for each Portfolio. Each Portfolio calculates a share's net asset value by dividing net assets of the Portfolio by the total number of outstanding shares of such Portfolio.


     The Portfolios calculate net asset value at the close of regular trading on each day the New York Stock Exchange is open. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.


     If market quotations are not readily available or do not accurately reflect fair value for a security at the time the Portfolios' net asset value is calculated, such security may be valued at its fair value, as determined by methods approved by the Board of Trustees. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Portfolio's net asset value, the Portfolio may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of the Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio will annually distribute substantially all of its net investment income and realized net capital gains, if any.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions.

     Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes. For information concerning the federal income tax consequences to holders of the Contracts, see the accompanying Prospectus for the Contracts.

                              PORTFOLIO MANAGEMENT

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. serves as the investment advisor to each of the Portfolios. The Advisor selects Portfolio Managers for the Portfolios, subject to the approval of the Board of Trustees of the Portfolios, and reviews each Portfolio Manager's continued performance. Evaluation Associates, Inc., which has had over 32 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Portfolio Managers. The Advisor also provides various administrative services.

     The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Portfolio Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with the Trustees' approval, to employ new Portfolio Managers for the Portfolios, change the terms of the Agreements with Portfolio Managers or enter into a new Agreement with a Portfolio Manager. Shareholders of a Portfolio have the right to terminate an Agreement with a Portfolio Manager at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The Portfolio will notify shareholders of any Portfolio Manager changes or other material amendments to the Agreements with Portfolio Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, also serves as investment advisor to The Enterprise Group of Funds, Inc. and Enterprise Global Funds plc. Performance of the funds of The Enterprise Group of Funds, Inc. that are similar to the Portfolios may differ from those of the Portfolios due to a number of factors including the size of such Portfolios, investment cash flows and redemptions. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

     For the fiscal year ended December 31, 2002, the following table sets forth the fee paid to the Advisor by each Portfolio, and the fee paid by the Advisor to the Portfolio Managers for each Portfolio.


                                                                              FEE FROM ADVISOR
                                    FEE TO ADVISOR                          TO PORTFOLIO MANAGER
                                  (AS A PERCENTAGE OF                       (AS A PERCENTAGE OF
NAME OF PORTFOLIO              AVERAGE DAILY NET ASSETS)                 AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
   Multi-Cap Growth
     Portfolio...............           1.00%              0.40%
   Small Company Growth
     Portfolio...............           1.00%              0.62%
   Small Company Value
     Portfolio...............           0.80%              0.40%
   Capital Appreciation
     Portfolio...............           0.75%              0.45%
  *Deep Value Portfolio......           0.75%              0.40% for assets up to $100 million;
                                                           0.30% for assets over $100 million
   Equity Portfolio..........           0.80%              0.40%
   Equity Income Portfolio...           0.75%              0.30%
   Growth Portfolio..........           0.75%              0.30%
   Growth and Income
     Portfolio...............           0.75%              0.28%
   International Growth
     Portfolio...............           0.85%              0.40%
  *Global Financial Services
    Portfolio................           0.85%              0.50% for assets up to $100 million;
                                                           0.40% for assets from $100 million to $300 million;
                                                           0.30% for assets over $300 million
  Global Socially Responsive
    Portfolio................           0.90%              0.37%
  Mergers and Acquisitions
    Portfolio................           0.90%              0.45% for assets up to $100 million;
                                                           0.30% for assets over $100 million

                                                                              FEE FROM ADVISOR
                                    FEE TO ADVISOR                          TO PORTFOLIO MANAGER
                                  (AS A PERCENTAGE OF                       (AS A PERCENTAGE OF
NAME OF PORTFOLIO              AVERAGE DAILY NET ASSETS)                 AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
  *Technology Portfolio......           1.00%              0.40%
   Managed Portfolio.........           0.77%              0.26%
   High-Yield Bond
     Portfolio...............           0.60%              0.30%
  *Short Duration Bond
    Portfolio................           0.45%              0.10%
  *Total Return Portfolio....           0.55%              0.25%


---------------

* Because these portfolios were not in operation in 2002, these are the fees that would be paid to the Advisor and the Portfolio Managers if the portfolios were in operation.

THE PORTFOLIO MANAGERS

     The following chart sets forth certain information about each of the Portfolio Managers. The Portfolio Managers are responsible for the day-to-day management of the Portfolios. The Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $450 billion for all clients, including Enterprise Accumulation Trust.


  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Multi-Cap Growth Portfolio        Alger has been an investment     Dave Hyun is responsible for
                                    adviser since 1964. As of        the day-to-day management of
  Fred Alger Management, Inc.       December 31, 2002, total assets  the Portfolio. Mr. Hyun has
  ("Alger")                         under management for all         been employed by Alger since
  111 Fifth Avenue                  clients were approximately $8.4  2001 as Executive Vice
  2nd Floor                         billion. Usual investment        President and Portfolio
  New York, New York 10003          minimum is $5 million.           Manager. From 2000- 2001, Mr.
                                                                     Hyun served as a Portfolio
                                                                     Manager at Oppenheimer Funds.
                                                                     Mr. Hyun previously served at
                                                                     Alger from 1991-2000 as an
                                                                     analyst and as Senior Vice
                                                                     President and Portfolio
                                                                     Manager.
  Small Company Growth Portfolio    Witter has provided investment   William D. Witter, President of
                                    advisory services since 1977.    Witter, and Paul B. Phillips,
  William D. Witter, Inc.           As of December 31, 2002 total    Managing Director of Witter,
  ("Witter")                        assets under management for all  are responsible for the
  One Citicorp Center               clients were $1.3 billion.       day-to-day management of the
  153 East 53rd Street              Usual investment minimum is $1   Portfolio. They have decades of
  New York, New York 10022          million.                         combined experience in the
                                                                     investment industry. Mr. Witter
                                                                     and Mr. Phillips have been
                                                                     employed in their present
                                                                     positions by Witter since 1977
                                                                     and 1996, respectively. Mr.
                                                                     Phillips previously worked at
                                                                     Bankers Trust Company from 1965
                                                                     to 1995, serving as Senior
                                                                     Portfolio Manager from 1986 to
                                                                     1995.
  Small Company Value Portfolio     Gabelli's predecessor, Gabelli   Mario J. Gabelli has served as
                                    & Company, Inc., was founded in  Chief Investment Officer of
  Gabelli Asset Management          1977. As of December 31, 2002    GAMCO since its inception in
  Company                           total assets under management    1977 and is responsible for the
  ("GAMCO")                         for all clients were $21.3       day-to-day management of the
  One Corporate Center              billion. Usual investment        Portfolio. He has more than 30
  Rye, New York 10580               minimum is $1 million.           years' experience in the
                                                                     investment industry.
  Capital Appreciation Portfolio    The Board of Trustees named      Day-to-day management of the
                                    Marsico Fund Manager effective   Capital Appreciation Portfolio
  Marsico Capital                   November 1, 1999. Marsico has    is performed by an investment
  Management, LLC                   been providing investment        committee.
  ("Marsico")                       counseling since 1997. As of
  1200 17th Street                  December 31, 2002, total assets
  Suite 1300                        under management for all
  Denver, Colorado 80202            clients were approximately
                                    $14.7 billion. Usual investment
                                    minimum is $100 million.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Deep Value Portfolio              Wellington Management has        Wellington Management uses a
                                    provided investment counseling   team of analysts that
  Wellington Management Company,    services since 1928, and as of   specialize in value oriented
  LLP                               December 31, 2002, had assets    investing led by John R. Ryan,
  ("Wellington Management")         under management for all         CFA, Senior Vice President and
  75 State Street                   clients of over $303 billion.    Managing Partner of Wellington
  Boston, Massachusetts 02109       The usual separate account       Management. He is responsible
                                    investment is generally $20      for day-to-day management of
                                    million for this type of         the Fund. He has been a
                                    investment objective.            portfolio manager at Wellington
                                                                     Management since joining the
                                                                     firm in 1981.
  Equity Portfolio                  The Board of Trustees named TCW  Glen E. Bickerstaff is
                                    Portfolio Manager effective      responsible for the day-to-day
  TCW Investment Management         November 1, 1999. TCW was        management of the Portfolio and
  Company                           founded in 1971 and as of        is Group Managing Director of
  ("TCW")                           December 31, 2002, TCW and its   TCW, which he joined in May of
  865 South Figueroa Street         affiliated companies had         1998. He has more than 20 years
  Suite 1800                        approximately $80 billion under  of investment industry
  Los Angeles, California 90017     management. Usual investment     experience, and he previously
                                    minimum for equity accounts is   served as Senior Portfolio
                                    $100 million.                    Manager and Vice President for
                                                                     Transamerica Investment
                                                                     Services immediately before
                                                                     joining TCW from 1987 to 1998.
  Equity Income Portfolio           Boston Advisors has been         John V. Rock, Senior Vice
                                    providing investment counseling  President and Director of Value
  Boston Advisors, Inc.             since 1971. Boston Advisors is   Management is responsible for
  ("Boston Advisors")               an affiliate of the Advisor.     the day-to-day investment
  One Federal Street, 20th Floor    Total assets under management    management of the Portfolio and
  Boston, Massachusetts 02110       for Boston Advisors as of        has more than 35 years'
                                    December 31, 2002, were          experience in the investment
                                    approximately $4.0 billion.      industry. He has served as
                                    Usual investment minimum is $5   Senior Vice President of Boston
                                    million.                         Advisors since 2002 and prior
                                                                     to that served as President of
                                                                     1740 Advisers, Inc. since 1974.
  Growth Portfolio                  Montag & Caldwell has served as  Ronald E. Canakaris, President
                                    the Portfolio Manager to Alpha   and Chief Investment Officer of
  Montag & Caldwell, Inc.           Fund, Inc., the predecessor of   Montag & Caldwell, is
  ("Montag & Caldwell")             the Growth Portfolio since the   responsible for the day-to-day
  3455 Peachtree Road, N.E.         Portfolio was organized in       investment management of the
  Suite 1200                        1968. Montag & Caldwell and its  Growth Portfolio and has more
  Atlanta, Georgia 30326-3248       predecessors have been engaged   than 30 years' experience in
                                    in the business of providing     the investment industry. He has
                                    investment counseling to         been President of Montag &
                                    individuals and institutions     Caldwell for more than 17
                                    since 1945. Total assets under   years.
                                    management for all clients were
                                    approximately $23.5 billion as
                                    of December 31, 2002. Usual
                                    investment minimum is $40
                                    million.
  Growth and Income Portfolio       UBS Global AM was formerly       John C. Leonard leads a team
                                    known as Brinson Advisors,       that manages the Fund. He is
  UBS Global Asset Management       Inc., which has provided         Managing Director of North
  (Americas) Inc.                   investment counseling for over   American Core Equities and has
  ("UBS Global AM")                 50 years. It is an indirect,     been with UBS Global AM since
  One North Wacker Drive            wholly-owned subsidiary of UBS   1991. He has 18 years'
  Chicago, IL 60606                 AG. As of December 31, 2002,     investment industry experience.
                                    assets under management were
                                    $76.6 billion. Usual account
                                    minimum is $50 million.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  International Growth Portfolio    SSgA is affiliated with State    Day-to-day management of this
                                    Street Global Advisors, which    Portfolio is performed by an
  SSgA Funds Management, Inc.       was established in 1978. As of   investment management team.
  ("SSgA")                          December 31, 2002, SSgA had
  Two International Place           $44.2 billion in assets under
  Boston, Massachusetts 02110       management. Usual investment
                                    minimum is $10 million.
  Global Financial Services         Sanford Bernstein was            The day-to-day management of
  Portfolio                         established in 2000 as           this Portfolio is performed by
                                    successor to Sanford C.          Sanford Bernstein through the
  Sanford C. Bernstein & Co., LLC   Bernstein & Co., Inc., which     investment professionals of the
  ("Sanford Bernstein")             was established in 1967 and      International Value Equity
  1345 Avenue of the Americas       acquired by Alliance Capital     Policy Group of Alliance
  New York, New York 10105          Management L.P. As of December   Capital. This Investment Policy
                                    31, 2002, Sanford Bernstein had  group is chaired by Andrew
                                    $9.9 billion in assets under     Adelson who has more than 20
                                    management. Usual investment     years' experience in the
                                    minimum is $5 million.           investment industry. Mr.
                                                                     Adelson has been the Chief
                                                                     Investment Officer of
                                                                     International Value Equities at
                                                                     Alliance Capital since October
                                                                     2000, and, prior to that was
                                                                     the Chief Investment Officer of
                                                                     International Investment
                                                                     Management Services at Sanford
                                                                     Bernstein since 1990.
  Global Socially Responsive        Rockefeller was incorporated in  Farha-Joyce Haboucha, Co-
  Portfolio                         1979 and as of December 31,      director of Socially Responsive
                                    2002, had $3.0 billion under     Investments, is responsible for
  Rockefeller & Co., Inc.           management. Usual investment     day-to-day management of the
  ("Rockefeller")                   minimum is $10 million for       Portfolio. Ms. Haboucha has
  30 Rockefeller Plaza              separately managed accounts and  been employed by Rockefeller
  54th Floor                        $5 million for pooled            since 1997 as a Senior
  New York, New York 10112          investment vehicles.             Portfolio Manager. She
                                                                     previously served for 10 years
                                                                     as a Senior Portfolio Manager
                                                                     and Co-director of Socially
                                                                     Responsive Investment Services
                                                                     at Neuberger & Berman and has
                                                                     more than 19 years' experience
                                                                     in the investment industry.
  Mergers and Acquisitions          GAMCO's predecessor, Gabelli &   Mario J. Gabelli has served as
  Portfolio                         Company, Inc., was founded in    Chief Investment Officer of
                                    1977. As of December 31, 2002,   GAMCO since its inception in
  GAMCO                             total assets under management    1977 and is responsible for the
  One Corporate Center              for all clients were $21.3       day-to-day management of the
  Rye, New York 10580               billion. Usual investment        Fund. He has more than 30
                                    minimum is $1 million.           years' experience in the
                                                                     investment industry.
  Technology Portfolio              Alger has been an investment     Dan Chung is responsible for
                                    adviser since 1964. As of        the day-to-day management of
  Alger                             December 31, 2002, total assets  the Fund. Mr. Alger founded
  111 Fifth Avenue                  under management for all         Alger in 1964 and has served as
  2nd Floor                         clients were approximately $8.4  Chairman since then. Since
  New York, New York 10003          billion. Usual investment        2001, he has also served as
                                    minimum is $5 million.           President. Mr. Chung has been
                                                                     employed by Alger since 1994.
                                                                     Since 2001, Mr. Chung has
                                                                     served as Chief Investment
                                                                     Officer and previously served
                                                                     as Executive Vice President.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Managed Portfolio                 Wellington Management has        Day-to-day management of this
                                    provided investment counseling   Portfolio is managed by an
  Wellington Management             services since 1928, and as of   investment management team.
  75 State Street                   December 31, 2002, had assets
  Boston, Massachusetts 02109       under management for all
                                    clients of over $303 billion.
                                    The usual minimum for separate
                                    account investment is generally
                                    $25 million for this type of
                                    investment objective.
  High-Yield Bond Portfolio         Caywood-Scholl has provided      James Caywood, Managing
                                    investment advice with respect   Director and Chief Investment
  Caywood-Scholl Capital            to high-yield, low grade fixed   Officer, and Tom Saake,
  Management                        income instruments since 1986.   Portfolio Manager, are
  ("Caywood-Scholl")                As of December 31, 2002, assets  responsible for day- to-day
  4350 Executive Drive, Suite 125   under management for all         management of the Portfolio.
  San Diego, California 92121       clients approximated $1.5        Mr. Caywood has more than 30
                                    billion. Usual investment        years' investment industry
                                    minimum is $3 million.           experience. He joined Caywood-
                                                                     Scholl in 1986 as Managing
                                                                     Director and Chief Investment
                                                                     Officer and has held those
                                                                     positions since 1986. Tom Saake
                                                                     has served as a Portfolio
                                                                     Manager with Caywood-Scholl
                                                                     since 1990. He has over 13
                                                                     years' experience.
  Short Duration Bond Portfolio     MONY Capital has provided fixed  Gregory M. Staples is
                                    income asset management          responsible for day-to-day
  MONY Capital Management, Inc.     services to MONY Life Insurance  management of the Fund. He
  ("MONY Capital")                  Company ("MONY Life") and third  joined MONY Life in 1982 as a
  1740 Broadway                     party clients since 2002. Prior  corporate credit analyst and
  New York, New York 10019          to that, MONY Capital's staff    since 1994 has served as a
                                    served as an unincorporated      Senior Managing Director and as
                                    fixed income asset management    head of the public bond group.
                                    group for MONY Life and also     He has 20 years' investment
                                    provided fixed income asset      experience.
                                    management services to third
                                    parties. MONY Capital is an
                                    affiliate of the Advisor. As of
                                    December 31, 2002, MONY Capital
                                    had $12 billion in assets under
                                    management. Usual account
                                    minimum is $10 million.
  Total Return Portfolio            PIMCO has provided investment    William H. Gross leads a team
                                    counseling since 1971. As of     that manages the Portfolio. He
  Pacific Investment                December 31, 2002, assets under  is a Managing Director, Chief
  Management Company, LLC           management were $304.6 billion.  Investment Officer and a
  ("PIMCO")                         Usual account minimum is $75     founding partner of PIMCO. He
  840 Newport Center Drive, Suite   million.                         has been with PIMCO since 1971.
  300                                                                He has 34 years' investment
  Newport Beach, California 92660                                    experience.

                              FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)


The financial highlights table is intended to help you understand the financial performance of the Portfolios. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The Financial Highlights of the Deep Value, Mergers and Acquisitions and Short Duration Bond Portfolios are not available because these Portfolios commenced operations on May 1, 2003. This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statement and the independent accountants' report thereon are incorporated by reference into the Statement of Additional Information and may be obtained upon request.


                                                                   FOR THE YEARS ENDED DECEMBER 31,        FOR THE PERIOD
                                                              ------------------------------------------   7/15/99 THROUGH
MULTI-CAP GROWTH PORTFOLIO                                     2002           2001              2000         12/31/1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  8.43        $ 10.15          $  14.63         $  5.00
                                                              ------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................    (0.05)(C)      (0.02)(C)         (0.02)(C)       (0.01)(C)
Net realized and unrealized gain (loss) on investments......    (2.87)         (1.70)            (4.45)           9.64
                                                              ------------------------------------------------------------
Total from investment operations............................    (2.92)         (1.72)            (4.47)           9.63
                                                              ------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................       --             --                --              --
Distributions from capital gains............................       --             --             (0.01)             --
                                                              ------------------------------------------------------------
Total distributions.........................................       --             --             (0.01)             --
                                                              ------------------------------------------------------------
Net asset value, end of period..............................  $  5.51        $  8.43          $  10.15         $ 14.63
                                                              ------------------------------------------------------------
Total return................................................   (34.64)%       (16.95)%          (30.59)%        192.60%(B)
Net assets end of period (in thousands).....................  $52,586        $99,957          $128,714         $47,960
Ratio of expenses to average net assets.....................     1.13%          1.10%             1.10%           1.40%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................     1.13%          1.10%             1.10%           1.52%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................    (0.68)%        (0.23)%           (0.13)%         (0.21)%(A)
Portfolio turnover rate.....................................      192%           107%              128%             21%


                                                                 FOR THE YEARS ENDED DECEMBER 31,                 FOR THE PERIOD
                                                     ---------------------------------------------------------   12/01/98 THROUGH
SMALL COMPANY GROWTH PORTFOLIO                           2002           2001           2000           1999          12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............    $  7.87        $   8.60        $  8.50        $  5.46           $  5.00
                                                     ----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss).......................      (0.05)(C)       (0.05)(C)      (0.03)(C)      (0.05)(C)            --
Net realized and unrealized gain (loss) on
 investments.......................................      (1.84)          (0.38)          0.20(E)        3.09              0.46
                                                     ----------------------------------------------------------------------------
Total from investment operations...................      (1.89)          (0.43)          0.17           3.04              0.46
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income...............         --              --             --             --                --
Distributions from capital gains...................         --           (0.30)         (0.07)            --                --
                                                     ----------------------------------------------------------------------------
Total distributions................................         --           (0.30)         (0.07)            --                --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period.....................    $  5.98        $   7.87        $  8.60        $  8.50           $  5.46
                                                     ----------------------------------------------------------------------------
Total return.......................................     (24.02)%         (3.80)%         1.90%         55.68%             9.20%(B)
Net assets end of period (in thousands)............    $66,203        $ 82,591        $82,061        $23,429           $   469
Ratio of expenses to average net assets............       1.12%           1.10%          1.11%          1.40%             1.40%(A)
Ratio of expenses to average net assets (excluding
 reimbursement)....................................       1.12%           1.10%          1.11%          1.55%            60.67%(A)
Ratio of net investment income (loss) to average
 net assets........................................      (0.79)%         (0.62)%        (0.32)%        (0.81)%           (1.26)%(A)
Portfolio turnover rate............................         37%             40%            47%            37%                4%


                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                                   2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  19.59    $  26.19    $  31.45    $  27.36    $  26.70
                                                              --------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................      0.03(C)     0.08(C)     0.07(C)     0.04(C)     0.16
Net realized and unrealized gain (loss) on investments......     (1.87)       0.21        0.71        6.27        2.33
                                                              --------------------------------------------------------
Total from investment operations............................     (1.84)       0.29        0.78        6.31        2.49
                                                              --------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................     (0.07)      (0.07)      (0.05)      (0.16)      (0.88)
Distributions from capital gains............................     (0.52)      (6.82)      (5.99)      (2.06)      (1.75)
                                                              --------------------------------------------------------
Total distributions.........................................     (0.59)      (6.89)      (6.04)      (2.22)      (1.83)
                                                              --------------------------------------------------------
Net asset value, end of period..............................  $  17.16    $  19.59    $  26.19    $  31.45    $  27.36
                                                              --------------------------------------------------------
Total return................................................     (9.25)%      5.25%       2.52%      24.02%       9.61%
Net assets end of period (in thousands).....................  $306,445    $359,481    $351,270    $455,563    $406,801
Ratio of expenses to average net assets.....................      0.92%       0.90%       0.89%       0.84%       0.85%
Ratio of net investment income (loss) to average net
 assets.....................................................      0.14%       0.35%       0.23%       0.12%       0.56%
Portfolio turnover rate.....................................        10%         29%         41%         23%         37%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                FOR THE YEARS ENDED DECEMBER 31,                  FOR THE PERIOD
                                                   ----------------------------------------------------------    12/01/98 THROUGH
CAPITAL APPRECIATION PORTFOLIO                      2002           2001             2000             1999           12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............   $  5.69        $  7.09          $  8.65          $  5.57           $ 5.00
                                                   ------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)....................     (0.01)(C)       0.00(C,D)        0.05(C)         (0.03)(C)           --
Net realized and unrealized gain (loss) on
 investments....................................     (0.95)         (1.36)           (1.20)            3.11             0.57
                                                   ------------------------------------------------------------------------------
Total from investment operations................     (0.96)         (1.36)            1.15             3.08             0.57
                                                   ------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income............        --          (0.04)              --               --               --
Distributions from capital gains................        --             --            (0.41)              --               --
                                                   ------------------------------------------------------------------------------
Total distributions.............................        --          (0.04)           (0.41)              --               --
                                                   ------------------------------------------------------------------------------
Net asset value, end of period..................   $  4.73        $  5.69          $  7.09          $  8.65           $ 5.57
                                                   ------------------------------------------------------------------------------
Total return....................................    (16.87)%       (19.11)%         (13.82)%          55.30%           11.40%(B)
Net assets end of period (in thousands).........   $43,614        $57,542          $72,982          $33,129           $  511
Ratio of expenses to average net assets
 (excluding expense offset arrangements)........      0.88%          0.87%            0.86%            1.16%            1.30%(A)
Ratio of expenses to average net assets.........      0.87%          0.86%            0.86%            1.16%            1.30%(A)
Ratio of net investment income (loss) to average
 net assets.....................................     (0.15)%        (0.04)%           0.62%           (0.41)%          (0.95)%(A)
Portfolio turnover rate.........................       109%           115%             123%             247%               1%


                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
EQUITY PORTFOLIO                                              2002           2001            2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $  17.34       $  27.92        $  38.62       $  36.82      $  35.09
                                                            ---------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)............................       (0.08)(C)      (0.14)(C)       (0.21)(C)       0.23(C)       0.46
Net realized and unrealized gain (loss) on
 investments............................................       (5.02)         (6.42)           0.27(E)        4.86          3.00
                                                            ---------------------------------------------------------------------
Total from investment operations........................       (5.10)         (6.56)           0.06           5.09          3.46
                                                            ---------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income....................          --             --           (0.29)         (0.52)        (0.37)
Distributions from capital gains........................          --          (4.02)         (10.47)         (2.77)        (1.36)
                                                            ---------------------------------------------------------------------
Total distributions.....................................          --          (4.02)         (10.76)         (3.29)        (1.73)
                                                            ---------------------------------------------------------------------
Net asset value, end of period..........................    $  12.24       $  17.34        $  27.92       $  38.62      $  36.82
                                                            ---------------------------------------------------------------------
Total return............................................      (29.41)%       (18.81)%         (5.18)%        15.61%         9.90%
Net assets end of period (in thousands).................    $199,587       $347,320        $487,915       $587,324      $621,338
Ratio of expenses to average net assets (excluding
 expense offset arrangements)...........................        0.90%          0.88%           0.87%          0.82%         0.83%
Ratio of expenses to average net assets.................        0.89%          0.88%           0.87%          0.82%         0.83%
Ratio of net investment income (loss) to average net
 assets.................................................       (0.58)%        (0.65)%         (0.55)%         0.63%         1.42%
Portfolio turnover rate.................................          15%            21%             44%           155%           30%



                                                                      FOR THE YEARS ENDED DECEMBER 31,            FOR THE PERIOD
                                                               ----------------------------------------------    12/01/98 THROUGH
EQUITY INCOME PORTFOLIO                                         2002         2001         2000         1999         12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $  5.02      $  5.69      $  5.37      $  5.09        $  5.00
                                                               ------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................      0.07(C)      0.07(C)      0.08(C)      0.06(C)          --
Net realized and unrealized gain (loss) on investments......     (0.81)       (0.69)        0.26         0.23           0.09
                                                               ------------------------------------------------------------------
Total from investment operations............................     (0.74)       (0.62)        0.34         0.29           0.09
                                                               ------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................     (0.06)       (0.05)       (0.02)       (0.01)            --
Distributions from capital gains............................        --           --           --           --             --
                                                               ------------------------------------------------------------------
Total distributions.........................................     (0.06)       (0.05)       (0.02)       (0.01)            --
                                                               ------------------------------------------------------------------
Net asset value, end of period..............................   $  4.22      $  5.02      $  5.69      $  5.37        $  5.09
                                                               ------------------------------------------------------------------
Total return................................................    (14.76)%     (10.75)%       6.45%        5.70%          1.80%(B)
Net assets end of period (in thousands).....................   $37,716      $40,506      $32,829      $27,997        $   465
Ratio of expenses to average net assets.....................      0.90%        0.88%        0.88%        1.05%          1.05%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................      0.90%        0.88%        0.88%        1.20%         66.67%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................      1.44%        1.43%        1.43%        1.21%          0.54%(A)
Portfolio turnover rate.....................................        35%          36%          37%          18%             0%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)


                                                               FOR THE YEARS ENDED DECEMBER 31,                   FOR THE PERIOD
                                                --------------------------------------------------------------   12/01/98 THROUGH
GROWTH PORTFOLIO                                   2002             2001             2000             1999          12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........    $   5.21         $   5.99         $   6.56         $   5.27         $  5.00
                                                ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss).................        0.02(C)          0.02(C)          0.03(C)          0.02(C)         0.00
Net realized and unrealized gain (loss) on
 investments.................................       (1.23)           (0.78)           (0.54)            1.27            0.27
                                                ---------------------------------------------------------------------------------
Total from investment operations.............       (1.21)           (0.76)           (0.51)            1.29            0.27
                                                ---------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.........       (0.02)           (0.02)           (0.01)              --              --
Distributions from capital gains.............          --               --            (0.05)              --              --
                                                ---------------------------------------------------------------------------------
Total distributions..........................       (0.02)           (0.02)           (0.06)              --              --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period...............    $   3.98         $   5.21         $   5.99         $   6.56         $  5.27
                                                ---------------------------------------------------------------------------------
Total return.................................      (23.26)%         (12.56)%          (7.79)%          24.48%           5.40%(B)
Net assets end of period (in thousands)......    $208,610         $280,279         $319,207         $230,720         $ 1,943
Ratio of expenses to average net assets......        0.86%            0.84%            0.83%            0.84%           1.15%(A)
Ratio of expenses to average net assets
 (excluding reimbursement)...................        0.86%            0.84%            0.83%            0.84%          25.33%(A)
Ratio of net investment income (loss) to
 average net assets..........................        0.42%            0.34%            0.45%            0.29%          (0.25)%(A)
Portfolio turnover rate......................          42%              52%              56%              30%              1%


                                                               FOR THE YEARS ENDED DECEMBER 31,                   FOR THE PERIOD
                                                --------------------------------------------------------------   12/01/98 THROUGH
GROWTH AND INCOME PORTFOLIO                        2002             2001             2000             1999          12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $   5.41         $   6.20         $   6.16          $  5.11          $ 5.00
                                                ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)..................       0.04(C)          0.05(C)          0.07(C)          0.07(C)         0.00
Net realized and unrealized gain (loss) on
 investments..................................      (1.45)           (0.79)           (0.01)            0.98            0.11
                                                ---------------------------------------------------------------------------------
Total from investment operations..............      (1.41)           (0.74)            0.06             1.05            0.11
                                                ---------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income..........      (0.05)           (0.05)           (0.02)              --              --
Distributions from capital gains..............         --               --            (0.00)(D)        (0.00)(D)          --
                                                ---------------------------------------------------------------------------------
Total distributions...........................      (0.05)           (0.05)           (0.02)              --              --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period................   $   3.95         $   5.41         $   6.20          $  6.16          $ 5.11
                                                ---------------------------------------------------------------------------------
Total return..................................     (25.95)%         (11.87)%           0.91%           20.55%           2.20%(B)
Net assets end of period (in thousands).......   $111,429         $172,531         $171,353          $89,887          $  537
Ratio of expenses to average net assets.......       0.86%            0.85%            0.85%            0.94%           1.05%(A)
Ratio of expenses to average net assets
 (excluding reimbursement)....................       0.86%            0.85%            0.85%            0.94%          60.68%(A)
Ratio of net investment income (loss) to
 average net assets...........................       0.81%            0.92%            1.09%            1.22%          (0.45)%(A)
Portfolio turnover rate.......................         19%               2%               6%               1%              9%


                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                                  2002         2001          2000          1999         1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $  4.33      $  6.94      $   9.29      $   6.74      $  6.18
                                                               -------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................      0.05(C)      0.02(C)      (0.01)(C)      0.03(C)      0.06
Net realized and unrealized gain (loss) on investments......     (0.89)       (2.02)        (1.57)         2.74         0.84
                                                               -------------------------------------------------------------
Total from investment operations............................     (0.84)       (2.00)        (1.58)         2.77         0.90
                                                               -------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................     (0.03)       (0.04)        (0.02)        (0.12)       (0.07)
Distributions from capital gains............................        --        (0.57)        (0.75)        (0.10)       (0.27)
                                                               -------------------------------------------------------------
Total distributions.........................................     (0.03)       (0.61)        (0.77)        (0.22)       (0.34)
                                                               -------------------------------------------------------------
Net asset value, end of period..............................   $  3.46      $  4.33      $   6.94      $   9.29      $  6.74
                                                               -------------------------------------------------------------
Total return................................................    (19.46)%     (27.80)%      (17.21)%       42.12%       14.83%
Net assets end of period (in thousands).....................   $44,152      $62,742      $100,550      $134,255      $91,794
Ratio of expenses to average net assets.....................      1.06%        1.09%         1.04%         1.01%        1.22%
Ratio of net investment income (loss) to average net
 assets.....................................................      1.22%        0.30%        (0.06)%        0.41%        1.04%
Portfolio turnover rate.....................................       176%          95%           73%          129%          55%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)


                                                                  FOR THE PERIOD
                                                                  1/24/02 THROUGH
GLOBAL SOCIALLY RESPONSIVE PORTFOLIO                                 12/31/02
---------------------------------------------------------------------------------
Net asset value, beginning of period........................          $ 10.00
                                                                  ---------------
Income from investment operations:
Net investment income (loss)................................             0.04(C)
Net realized and unrealized gain (loss) on investments......            (1.44)
                                                                  ---------------
Total from investment operations............................            (1.40)
                                                                  ---------------
Less dividends and distributions:
Dividends from net investment income........................            (0.03)
Distributions from capital gains............................               --
                                                                  ---------------
Total distributions.........................................            (0.03)
                                                                  ---------------
Net asset value, end of period..............................          $  8.57
                                                                  ---------------
Total return................................................           (13.98)%(B)
Net assets end of period (in thousands).....................          $ 1,223
Ratio of expenses to average net assets.....................             1.30%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................             2.84%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................             0.42%(A)
Portfolio turnover rate.....................................               46%


                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
MANAGED PORTFOLIO                                              2002          2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $  19.60     $    24.19     $    36.30     $    40.56     $    40.78
                                                             --------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)...............................      0.14(C)        0.13(C)        0.45(C)        0.50(C)        0.71
Net realized and unrealized gain (loss) on investments.....     (4.30)         (3.10)         (0.23)          2.65           2.53
                                                             --------------------------------------------------------------------
Total from investment operations...........................     (4.16)         (2.97)          0.22           3.15           3.24
                                                             --------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.......................     (0.16)         (0.48)         (0.75)         (0.79)         (0.43)
Distributions from capital gains...........................        --          (1.14)        (11.58)         (6.62)         (3.03)
                                                             --------------------------------------------------------------------
Total distributions........................................     (0.16)         (1.62)        (12.33)         (7.41)         (3.46)
                                                             --------------------------------------------------------------------
Net asset value, end of period.............................  $  15.28     $    19.60     $    24.19     $    36.30     $    40.56
                                                             --------------------------------------------------------------------
Total return...............................................    (21.20)%       (11.15)%         1.46%          9.22%          7.95%
Net assets end of period (in thousands)....................  $663,595     $1,074,983     $1,452,864     $2,292,467     $2,739,305
Ratio of expenses to average net assets (excluding
 reimbursement and expense offset arrangements)............      0.88%          0.85%          0.82%          0.76%          0.76%
Ratio of expenses to average net assets....................      0.85%          0.84%          0.82%          0.76%          0.76%
Ratio of net investment income (loss) to average net
 assets....................................................      0.85%          0.60%          1.44%          1.23%          1.66%
Portfolio turnover rate....................................       109%           141%            19%            90%            46%

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO                                      2002        2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  4.34    $   4.48      $  5.06     $   5.37     $   5.71
                                                              ----------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................     0.36(C)     0.40(C)      0.46(C)      0.46(C)      0.46
Net realized and unrealized gain (loss) on investments......    (0.30)      (0.14)       (0.58)       (0.26)       (0.26)
                                                              ----------------------------------------------------------
Total from investment operations............................     0.06        0.26        (0.12)        0.20         0.20
                                                              ----------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................    (0.36)      (0.40)       (0.46)       (0.46)       (0.46)
Distributions from capital gains............................       --          --           --        (0.05)       (0.08)
                                                              ----------------------------------------------------------
Total distributions.........................................    (0.36)      (0.40)       (0.46)       (0.51)       (0.54)
                                                              ----------------------------------------------------------
Net asset value, end of period..............................  $  4.04    $   4.34      $  4.48     $   5.06     $   5.37
                                                              ----------------------------------------------------------
Total return................................................     1.51%       5.90%       (2.52)%       3.86%        3.60%
Net assets end of period (in thousands).....................  $77,130    $107,686      $88,336     $109,816     $101,865
Ratio of expenses to average net assets.....................     0.79%       0.77%        0.75%        0.69%        0.72%
Ratio of net investment income (loss) to average net
 assets.....................................................     8.61%       8.92%        9.57%        8.76%        8.19%
Portfolio turnover rate.....................................       81%         73%          54%          97%         109%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)


                                                                  FOR THE PERIOD
                                                                  1/24/02 THROUGH
TOTAL RETURN PORTFOLIO                                               12/31/02
---------------------------------------------------------------------------------
Net asset value, beginning of period........................          $ 10.00
                                                                  ---------------
Income from investment operations:
Net investment income (loss)................................             0.34
Net realized and unrealized gain (loss) on investments......             0.35
                                                                  ---------------
Total from investment operations............................             0.69
                                                                  ---------------
Less dividends and distributions:
Dividends from net investment income........................            (0.34)
Distributions from capital gains............................            (0.16)
                                                                  ---------------
Total distributions.........................................            (0.50)
                                                                  ---------------
Net asset value, end of period..............................          $ 10.19
                                                                  ---------------
Total return................................................             7.09%(B)
Net assets end of period (in thousands).....................          $31,300
Ratio of expenses to average net assets.....................             0.65%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................             0.96%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................             3.46%(A)
Portfolio turnover rate.....................................              493%


A Annualized.
B Not annualized.
C Based on average shares outstanding.
D Less than $.01 per share.
E Per share income from investment operations may vary from anticipated results depending on the timing of capital share purchases and redemptions.

                              FOR MORE INFORMATION

     The following documents contain more information about the Portfolios and are available free of charge upon request:

         Annual/Semi-annual Reports.   Contain financial statements, performance
     data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last fiscal year.

         Statement of Additional Information (SAI).   Contains additional
     information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

     You may obtain copies of these documents or ask questions about the Portfolios by contacting:

              MONY Life Insurance Company of New York
              Mail Drop 9-34
              1740 Broadway
              New York, New York 10019
              1-800-487-6669

     Inquiries concerning management and investment policies of the Portfolios should be directed to:

              Enterprise Capital Management, Inc.
              Atlanta Financial Center
              3343 Peachtree Road, Suite 450
              Atlanta, GA 30326
              1-800-432-4320


     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009 or at publicinfo@sec.gov.


     You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-05543

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                          ENTERPRISE ACCUMULATION TRUST

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022
                                 1-800-432-4320

                       STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK PORTFOLIOS

         Enterprise Multi-Cap Growth Portfolio
         Enterprise Small Company Growth Portfolio
         Enterprise Small Company Value Portfolio

STOCK PORTFOLIOS

         Enterprise Capital Appreciation Portfolio
         Enterprise Deep Value Portfolio
         Enterprise Equity Portfolio
         Enterprise Equity Income Portfolio
         Enterprise Growth Portfolio
         Enterprise Growth and Income Portfolio

INTERNATIONAL PORTFOLIO

         Enterprise International Growth Portfolio

SECTOR/SPECIALTY PORTFOLIOS

         Enterprise Global Financial Services Portfolio
         Enterprise Global Socially Responsive Portfolio
         Enterprise Mergers and Acquisitions Portfolio
         Enterprise Technology Portfolio

DOMESTIC HYBRID PORTFOLIO

         Enterprise Managed Portfolio

INCOME PORTFOLIOS

         Enterprise High-Yield Bond Portfolio
         Enterprise Short Duration Bond Portfolio
         Enterprise Total Return Portfolio

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Enterprise Accumulation Trust (the "Trust") dated May 1, 2003, which has been filed with the Securities and Exchange Commission. The Trust sells shares to variable accounts and MONY Life Insurance Company of America ("MONY America") ("Variable Accounts") that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts). Holders of the Contracts ("Contractholders") can obtain copies of the Trust's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at 1-800-487-6669.

         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

         The date of this Statement of Additional Information is May 1, 2003.

                                 TABLE OF CONTENTS

                                                                                           Page No.
                                                                                           --------
General Information and History................................................................1

Investment Strategies..........................................................................2

Certain Investment Securities, Techniques and Associated Risks.................................8
         Mortgage-Related Securities and Asset-Backed Securities..............................13
         Short Term Investments................................................................8
         Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities.....8
         Information on Time Deposits and Variable Rate Notes..................................8
         Insured Bank Obligations..............................................................9
         High-Yield Securities.................................................................9
         REITs ...............................................................................10
         Hedging Transactions.................................................................10
         Certain Securities...................................................................10
Dollar Rolls and TBA Securities...............................................................14
         Foreign Currency Values and Transactions.............................................14
         Certain Other Securities.............................................................15
         Forward Commitments..................................................................20
         Temporary Defensive Tactics..........................................................21

Investment Restrictions.......................................................................21

Portfolio Turnover............................................................................23

Management of the Trust.......................................................................24

Investment Advisory and Other Services........................................................27
         Investment Advisory Agreement........................................................27
         Portfolio Manager Arrangements.......................................................28

Approval of Investment Advisor's and Portfolio Manager's Agreements...........................32

Purchase, Redemption and Pricing of Securities Being Offered..................................32
         Purchase of Shares...................................................................32
         Redemption of Shares.................................................................32
         Determination of Net Asset Value.....................................................32

Portfolio Transactions and Brokerage..........................................................33

Performance Comparisons.......................................................................35

Dividends, Distributions and Taxes............................................................37

Additional Information........................................................................37

Custodian, Transfer and Dividend Disbursing Agent.............................................39

Independent Accountants.......................................................................39

Financial Statements..........................................................................39

Appendix A....................................................................................40

Additional Information........................................................................39

Custodian, Transfer and Dividend Disbursing Agent.............................................41

Independent Accountants.......................................................................41

Financial Statements..........................................................................41

Appendix A....................................................................................42

Appendix B....................................................................................44

                         GENERAL INFORMATION AND HISTORY

         The Trust was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988, and is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company. On September 16, 1994, it changed its name to Enterprise Accumulation Trust. The Trust's common stock is divided into separate classes, each of which represents shares of a separate portfolio (each a "Portfolio," and collectively, the Portfolios).

                             INVESTMENT STRATEGIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.


         [Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.]

          Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; products or technologies; restructuring or reorganization; or merger and acquisition.


         Small Company Growth Portfolio. The Small Company Growth Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

         Small Company Value Portfolio. The Small Company Value Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $1.5 billion.

         The Portfolio intends to invest the remaining 20% of its total assets in the same manner but reserves the right to use some or all of the 20% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1.5 billion.

         In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Portfolio Manager terms the private market value (PMV) of the companies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

         Capital Appreciation Portfolio. The Portfolio invests primarily in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

         The Portfolio's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, strong global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

         Deep Value Portfolio. The Portfolio invests primarily in deep value stocks, which are stocks that are generally out of favor with investors and trading at prices below what the Portfolio Manager feels the stocks are worth in relation to their value. The Portfolio invests primarily in large capitalization companies whose stocks the Portfolio Manager considers to be undervalued stocks. The Portfolio may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Portfolio Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Portfolio Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Portfolio's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

         Equity Portfolio. The Equity Portfolio invests normally at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stocks of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Portfolio Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Portfolio. The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price-to-earnings ratios or relatively low price-to-book value ratios.

         Growth Portfolio. The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

         Growth and Income Portfolio. The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.

In selecting securities, the Portfolio Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics.

         International Growth Portfolio. It is an operating policy of the Portfolio that normally it will invest at least 80% of its net assets in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The International Growth Portfolio will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Portfolio may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The International Growth Portfolio will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Portfolio intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Portfolio will invest not be limited to companies of any particular size.

        Global Financial Services Portfolio. The Global Financial Services Portfolio invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. At least 80% of net assets (plus any borrowings for investment purposes) of the Portfolio will normally be invested in financial services stocks. In addition, the Portfolio primarily invests in U.S. financial services companies. Other countries eligible for inclusion into this Portfolio will be limited to the developed market as represented by the MSCI EAFE Index with Canada. The Portfolio Manager will not make investments in emerging markets. The Portfolio is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the Portfolio.

         The Portfolio Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The Portfolio Managers then apply the Investment Policy Group's decisions, deviating only to conform to Portfolio objectives.

         The Portfolio Manager employs analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Portfolio Manager's analysts are centrally located so that the senior professionals can control the quality of their findings.


         Global Socially Responsive Portfolio. Like other socially responsible investment vehicles, the Portfolio does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Portfolio also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Portfolio also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing.

         In addition to this avoidance strategy, the Portfolio also actively looks for companies that are developing solutions to significant social problems by means of good direction, leadership and momentum. The Portfolio Manager evaluates companies for their criteria in the following areas:

         Human Rights- companies' policies towards matters of justice and equity and a living wage.

         Public Health- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

         Governance- companies' policies and procedures, particularly in the relationship between the Board and management and between the company and its shareholders. The Portfolio Manager looks for diversity among the Board, for leadership in representing the ownership interests of shareholders and for transparency of reporting and accountability.

         Products and Marketing- product quality and customer service as well as the practice of responsible marketing. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.


         Workplace Environment- the degree to which human resources and other policies are supportive of workers and their families. The Portfolio Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

         Environmental Stewardship- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

         Community- ways in which companies use their influence to support and sustain the communities in which they operate These criteria represent standards that very few companies can satisfy. The Portfolio Manager will use subjective judgment in evaluating companies in the context of these criteria. These criteria may be changed by the Board of Trustees without shareholder approval. In some cases, the Portfolio may invest in a company that does not satisfy these social criteria if the Portfolio Manager believes that the company is developing solutions to social problems. For example, the Portfolio may invest in stock of a company that is known to pollute the environment if the Portfolio Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions. .

         The Portfolio Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Portfolio Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Portfolio Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Portfolio Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

         The Portfolio will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Portfolio Manager, on behalf of the Portfolio, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."

         Mergers and Acquisitions Portfolio. The Portfolio invests primarily in securities of companies that are or could be the subject of a takeover.

         The Portfolio Manager seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Portfolio Manager's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Portfolio Manager also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

         In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Portfolio Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Portfolio, thereby increasing its brokerage and other transaction expenses. The Portfolio Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

         Technology Portfolio. The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Portfolio considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Portfolio will invest in at least 25% of total assets in Internet or intranet related companies. The Portfolio invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Portfolio may invest, or in the length of operating history for the companies. The Portfolio may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Portfolio or what impact, if any, they will have on the Portfolio's performance. The Portfolio may also purchase and sell options and forward currency exchange contracts. The Portfolio Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Portfolio Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Portfolio Manager looks at the amount of capital a company currently expends on research and development. The Portfolio Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

         Managed Portfolio. The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 50% to 80% of Portfolio assets will be invested in equity securities, 30% of assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time within designated ranges based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time.

         The Portfolio's equity investments will be primarily large capitalization companies; however, the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

         While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities, mortgage backed securities and dollar denominated debt of non-US issuers. The Portfolio may invest up to 20% of its total assets in foreign equity and debt securities provided that they are either: 1) listed on a domestic or foreign securities exchange; 2) represented by ADRs or EDRs listed on a domestic securities exchange; or 3) traded in the US over-the-counter market. The Portfolio Manager considers selling securities of issuers that no longer meet its criteria.

         High-Yield Bond Portfolio. The High-Yield Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's or B- to BB+ by S&P, which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

         Short Duration Bond Portfolio. The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Portfolio seeks to keep the average duration of the overall portfolio between one year and three years. The Portfolio may invert in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio's exposure to investment risks. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio will not invest in securities rated below "BBB." The Portfolio will maintain a minimum average credit quality rating of "A" in its portfolio.


         Total Return Portfolio. This Portfolio invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Portfolio may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Portfolio may also invest in convertible securities and in equity securities.

         Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

Short-Term Investments


         Each Portfolio may invest a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth, Global Financial Services, Technology and Global Socially Responsive Portfolios may invest in, both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.


Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes


         The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid investments set forth below in the Certain Other Securities section below.


         The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio

Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

Insured Bank Obligations

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determined that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

High-Yield Securities


         The Portfolios, other than the Short Duration Bond Portfolio, may invest in high-yield securities. Notwithstanding the investment policies and restrictions applicable to the Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:


         High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively affecting the net asset value of the Portfolios. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.


         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which a Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the Portfolio. In addition, such redemptions or calls may reduce the Portfolio's asset base over which the Portfolio's investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").

         Portfolio Composition. As of December 31, 2002, the High-Yield Bond Portfolio consisted of securities classified as follows:


                                                                  PERCENTAGE OF
                                                                      TOTAL
                   RATINGS                                         INVESTMENTS
                   -------                                        -------------
AAA.........................................................           0.0%
Baa1-Baa3...................................................           9.0%
Ba1-Ba3.....................................................          37.1%
B1-B3.......................................................          49.2%
Caa.........................................................           3.7%

Non-rated*...................................................          1.0%

*Equivalent ratings for these securities would have been B3.

REITS

         Each Portfolio, the Income Portfolios (as noted below), may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). The Multi-Cap Growth and Technology Portfolios are subject to a 15% limitation. REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

HEDGING TRANSACTIONS


         Except as otherwise indicated, the Portfolio Managers may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. The Managed Portfolio may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished through direct purchase and sale of financial instruments. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. Hedging strategies may not be successful in reducing the Portfolios' exposure to changes in equity or bond values, interest rates or currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Portfolios to successfully utilize any hedging strategies will depend on their Portfolio Managers' ability to predict relevant market correlations, which cannot be assured. The Portfolios are not required to use hedging and may choose not to do so.


         Other than the Multi-Cap Growth and Total Return Portfolios, the Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios.

CERTAIN SECURITIES - DERIVATIVES

         The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Portfolio may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Portfolio also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the Portfolio's net assets. The foregoing limitations do not apply to the Total Return Portfolio, which may invest without limitation in derivatives.


         Call Options. The Multi-Cap Growth, Technology, Mergers and Acquisitions, and Total Return Portfolios may purchase call options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Portfolios may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. The Portfolios may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio, Global Financial Services Portfolio, Technology Portfolio, Global Socially Responsive Portfolio and Total Return Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

         A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Portfolio will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Portfolio to sell the underlying security before that time.

         Moreover, there is no assurance the Technology Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation which performs the obligations of its members which fail to do so in connection with the purchase or sale of options.


         The Portfolios may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Portfolios will invest in such options only to the extent consistent with their limit on investments in illiquid securities.

         Put Options. The Portfolios may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Portfolios may write covered Puts. The Portfolios will receive premium income from writing covered Puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of its total assets in Puts.


         Futures Contracts. All Portfolios may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. The Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in a Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, a Portfolio may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if a Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the risk that the Portfolio Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.


         Index Options. All Portfolios, except the High-Yield Bond, Total Return and Short Duration Bond Portfolios, may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         For a call option on an index, the option is covered if a Portfolio maintains with its sub-custodian cash or liquid securities equal to the contract value.


         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on its Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

         Interest Rate Swaps. In order to attempt to protect a Portfolio's investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Portfolios, the Portfolios intend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Portfolio and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Portfolios will enter into interest rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be segregated by the Portfolio. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


         For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Mortgage-Related Securities and Asset-Backed Securities. The Total Return Portfolio and the Managed Portfolio may invest without limit in such assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Total Return and Managed Portfolios may invest without limit in such securities. The Short Duration Bond Portfolio may invest without limit in the following types of
CMOs: Planned Amortization Class ("PAC"), Sequential Pay Bonds and mortgage pass-through securities. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

          While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below. The Short Duration Bond Portfolio can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters. The Short Duration Bond Portfolio also cannot invest in IOs or POs.


         The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.


         Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.


         The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.


         Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Managers (subject to the oversight of the Trustees, the investment restriction limiting the Portfolios' investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Portfolio Managers (subject to the oversight of the Board of Trustees) such IOs and POs are readily marketable.



         As new types of mortgage-related securities are developed and offered to investors, the Portfolio Managers will, consistent with the Portfolios' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


Dollar Rolls and TBA Securities


         The Managed Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities (TBAS). Dollar rolls are transactions where the Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.


Foreign Currency Values and Transactions


         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth, Global Financial Services, Total Return and Global Socially Responsive Portfolios (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the foregoing Portfolios may incur costs in connection with conversions between various currencies.

         To manage exposure to currency fluctuations, the Portfolios may alter equity or money market exposures (in its normal asset allocation mix as previously identified, where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolios will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolios to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolios will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.


         The Portfolios also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolios' exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolios will be "covered", which means that the Portfolios will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolios, the Portfolios will establish a segregated account with their custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Portfolios would be required to pay upon exercise of the put.


         The Global Financial Services, Global Socially Responsive, International Growth, Technology and Total Return Portfolios may also engage in currency swaps, which are agreements to exchange cash flows based on the difference among two or more currencies.

Certain Other Securities

         Except as otherwise indicated, the Portfolios may purchase the following categories of securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio may purchase securities of a category, so long as the Portfolio does not invest more than 5% of the Portfolio's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Portfolio may invest so long as the Portfolio does not exceed the 5% limitation per issuer per category.

         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances. Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Technology Portfolio, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Technology and Total Return Portfolios will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Portfolio Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Portfolio may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

         Variable- and Floating-Rate Instruments and Related Risks. The Income Portfolios may acquire variable- and floating-rate instruments. The Portfolio Managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolios' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

     Loan Participations. The Total Return Portfolio may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Portfolio Manager, they cannot be sold within seven days.

     Foreign Bankers' Acceptances. The Total Return Portfolio may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     Foreign Commercial Paper. The Short Duration Bond and Total Return Portfolios may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     Supranational Bank Obligations. The Technology, Managed, Short Duration Bond and Total Return Portfolios may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

         Master Demand Notes. All Portfolios except the Multi-Cap Growth Portfolio, may purchase variable amount master demand notes. However, the Portfolios, except the Technology Portfolio, will not purchase such securities if the value of such securities, taken at the current value, would exceed 5% of the Portfolio's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Portfolio's Trustees and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.


         U.S. Government Obligations. This category of securities is not subject to the 5% of total assets limitation referred to above. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac and Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae obligations are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac obligations are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac obligations entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Technology Portfolio will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Portfolios may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.


         Other Mortgage-Backed Securities and Pass-Through Certificates. The Managed, Short Duration Bond and Total Return Portfolios may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         The Managed, Short Duration Bond and Total Return Portfolios may also invest in pass-through certificates issued by non-governmental issuers, Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

     Repurchase Agreements. This category of securities is not subject to the 5% of total assets limitation referred to above. All Portfolios may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Trust's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Portfolio collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines.

         The Portfolios may enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the

Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily.


         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Technology Portfolio may only enter into such agreements for temporary or emergency purposes. The Technology Portfolio may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. A Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.



         Restricted or Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.



         Each Portfolio may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.

         The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Portfolio Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security by a Portfolio, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio's holdings could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. The International Growth Portfolio will invest primarily in foreign securities, and the Global Financial Services and Global Socially Responsive Portfolios, may invest 50% or more of their total assets in such securities. These securities include ADRs and EDRs. The Total Return Portfolio may invest up to 30% and the Short Duration Bond Portfolio up to 20% of their respective total assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. All other Portfolios may invest up to 20% of their total assets in foreign securities. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and the Advisor, subject to the overall review of the Portfolios' Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.


         Forward Commitments. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Global Socially Responsive or Global Financial Services Portfolios, which have a 20% limitation. Because the Technology Portfolio's liquidity and ability to manage the respective portfolio might be affected when the Portfolio earmarks cash or portfolio securities to cover such purchase commitments, the Portfolio Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. The Managed and Total Return Portfolios may purchase when-issued securities and forward commitments without limit.

         Portfolio Depositary Receipts. To the extent otherwise consistent with their investment policies and applicable law, the Portfolios may invest in Portfolio Depositary Receipts ("PDR"), exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the above Portfolios may invest in S&P's Depositary Receipts R (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or S&P's MidCap 400 Depositary Receipts R (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index. The investments of a Portfolio in PDRs may not exceed 5% of the Portfolio's total assets in any one PDR and 10% of the Portfolio's total assets in all PDRs. In addition, a Portfolio may not hold more than 3% of the voting shares in any one PDR.


         Short sales. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.


         In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or
(2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.



         Convertible Securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

Temporary Defensive Tactics


         Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth, Global Financial Services, Technology, and Global Socially Responsive Portfolios may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.


         Other Investments. Each Portfolio may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Portfolio's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Portfolio.

                                DIVERSIFICATION


         Each Portfolio (except the Mergers and Acquisitions Portfolio) is "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). In order to qualify as diversified, a Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer. The Mergers and Acquisitions Portfolio is a non-diversified fund for Investment Company Act purposes but is diversified for Internal Revenue Code purposes. Under the Internal Revenue Code the Portfolios must have at least 50% of the value of their total assets represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.


         To the extent that the Mergers and Acquisitions Portfolio invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies that apply to each portfolio. Fundamental policies are those that cannot be changed without the approval of a majority of the outstanding voting securities of that Portfolio. The term "majority of a Portfolio's outstanding voting securities" the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the relevant Portfolio.

         The Portfolios may not:

         (1) Purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions") (The Mergers and Acquisitions Portfolio is not subject to this restriction).


         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if as a result 25% or more of a Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


         The Global Financial Services and Technology Portfolios are not subject to this restriction. The Global Financial Services Portfolio may invest 25% or more of its total assets in securities of companies in financial services-related industries. The Technology Portfolio will invest 25% or more of its total assets in securities of companies related to the technology related industries, as described in the Prospectus.


         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio's investment objective.

         For purposes of Investment Restriction 1, a Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Portfolios rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolios' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Portfolio's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     The following non-fundamental restrictions apply to all Portfolios.

The Portfolios may not:

         (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.


         (2) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

         (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by applicable law.


         (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Portfolio's assets would be invested in such securities.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities
(excluding short-term securities) by the average market value of investments of that Portfolio. The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. Each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.


         The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the (other than the High-Yield Bond, Mergers and Acquisitions, Multi-Cap Growth, Managed, Capital Appreciation and Total Return Portfolios) Portfolios are not expected to exceed 100%. The portfolio turnover rate of the Multi-Cap Growth, Capital Appreciation, International Growth, Managed, and Total Return Portfolios are expected to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

         During 2000 and 2001, the portfolio turnover rate for the Multi-Cap Growth, Managed and Capital Appreciation Portfolios exceeded 100%.


         During 2002, the portfolio turnover rate exceeded 100% for the following portfolios: Multi-Cap Growth, Capital Appreciation, International Growth, Managed, and Total Return.



                             MANAGEMENT OF THE TRUST


         The Trust's Board of Trustees is responsible for the management of the business of the Trust under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of trustees of a Massachusetts business corporation. The Board of Trustees of the Trust has undertaken to monitor the Trust for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Board of Trustees of those companies have agreed to be responsible for reporting any potential or existing conflicts to Trustees of the Trust and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.



         The Board of Trustees of the Trust consists of seven individuals, four of whom are not "interested persons" of the Trust (the "non-interested Trustees") as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust, including reviewing the activities of Enterprise Capital Management, Inc. (the "Advisor") and the various Portfolio Managers under the Investment Advisor's Agreement and the Portfolio Manager's Agreement. The Trustees perform the various duties imposed on the trustees of investment companies by the 1940 Act.


         Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public trusteeships.

TRUSTEES AND OFFICERS


                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                         LENGTH OF          PRINCIPAL                 IN COMPLEX
                                  POSITIONS HELD         SERVICE           OCCUPATIONS                OVERSEEN BY      OTHER
NAME, AGE AND ADDRESS             WITH EAT               (YEARS)         PAST FIVE YEARS              TRUSTEE       DIRECTORSHIPS

NON-INTERESTED TRUSTEES

Arthur T. Dietz (79)              Trustee and Audit           9       President,                          18          EGF
Suite 450                         Committee                           ATD Advisory Corp.
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326

Arthur Howell, Esquire (84)       Trustee and Audit           9       Of Counsel, Alston & Bird           18          EGF
Suite 450                         Committee                           (law firm)
3343 Peachtree Road, N.E.         Chairman
Atlanta, GA 30326

William A. Mitchell, Jr. (63)     Trustee                     9       Chairman/CEO, Carter &              18          EGF
Suite 450                                                             Associates (real estate
3343 Peachtree Road, N.E.                                             development)
Atlanta, GA 30326

Lonnie H. Pope (69)               Trustee and Audit           9       CEO, Longleaf Industries, Inc.      18          EGF
Suite 450                         Committee                           (chemical manufacturing)
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326

Certain biographical and other information relating to the Trustees who are "interested persons" of the Trust as defined in the Investment Company Act and the officers of the Trust is set forth below, including their ages, their principal occupations, for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public trusteeships.



                                                                                                  NUMBER OF
                                                     LENGTH OF          PRINCIPAL                 PORTFOLIOS
                              POSITIONS HELD          SERVICE          OCCUPATIONS                IN COMPLEX       OTHER
NAME, AGE AND ADDRESS         WITH EAT                (YEARS)        PAST FIVE YEARS              OVERSEEN      DIRECTORSHIPS
INTERESTED PARTIES:

Victor Ugolyn (55)**          Chairman,                   9       Chairman, President & CEO,          18         EGF, EGF plc
Suite 450                     President & Chief                   ECM, EGF and EFD*
3343 Peachtree Road, N.E.     Executive Officer,
Atlanta, GA 30326             Trustee

Michael L. Roth (57)**        Trustee                     9       Chairman and CEO,                   18         EAT, EGF plc,
Suite 450                                                         The MONY Group Inc. ("MONY")                   Pitney Bowes, Inc.,
3343 Peachtree Road, N.E.                                                                                        Interpublic Group
Atlanta, GA 30326                                                                                                of Companies, Inc.

Samuel J. Foti (51)**         Trustee                     9       President and COO,                  18         EGF, EGF plc
Suite 450                                                         MONY
3343 Peachtree Road, N.E.
Atlanta, GA 30326

Phillip G. Goff (39)          Vice President and          8       Senior Vice President and CFO,      18         EGF plc
Suite 450                     Chief Financial                     EFD; Vice President and CFO,
3343 Peachtree Road, N.E.     Officer                             EGF and ECM*
Atlanta, GA 30326

Herbert M. Williamson (51)    Treasurer and               9       Vice President, ECM; Assistant      18         None
Suite 450                     Assistant Secretary                 Secretary and Treasurer, EGF,
3343 Peachtree Road, N.E.                                         ECM and EFD*
Atlanta, GA 30326

Catherine R. McClellan (47)   Secretary                   9       Secretary, EGF; Senior              18         EGF plc
Suite 450                                                         Vice President, Secretary and
3343 Peachtree Road, N.E.                                         Chief Counsel, ECM and EFD*
Atlanta, GA 30326

Footnotes:
---------------

 * EGF - The Enterprise Group of Funds, Inc.          EFD - Enterprise Fund Distributors, Inc.
   EAT - Enterprise Accumulation Trust                EGF plc - Enterprise Global Funds plc
   ECM - Enterprise Capital Management, Inc.



** Mr. Ugolyn is an "interested person," as defined in the 1940 Act, of the Trust based on his positions as Chairman, President and CEO of ECM and EFD. Mr. Roth is an interested person of the Trust based on his positions as Chairman and CEO of MONY. Mr. Foti is an interested person of the Trust based on his positions as the President and COO of MONY. Mr. Goff is an interested person of the Trust based on his positions of Senior Vice President and CFO of EFD and Vice President and CFO of ECM. Mr. Williamson is an interested person of the Trust based on his positions of Vice President, Assistant Secretary and Treasurer of EFD and ECM. Ms. McClellan is an interested person based upon her positions of Senior Vice president, Secretary and Chief Counsel of ECM and EFD.


         Share Ownership. Each Trustee's share ownership in the Trust and in all registered funds in the Enterprise family of funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the chart below.


                                                               Aggregate Dollar Range of
                                                               Securities in all Investment
                                                               Companies Overseen by
                                 Dollar Range                  Trustee
                                 of Ownership                  in Enterprise Family of
Name                             in the Trust                  Investment Companies
----                             ------------                  ----------------------------
Non-Interested Trustees:

Arthur T. Dietz                  None                          $1 - $10,000
Arthur Howell
William A. Mitchell, Jr.         None                          None
Lonnie H. Pope                   None                          $1 - $10,000

Interested Trustees:

Victor Ugolyn                    None                          Over $100,000
Michael L. Roth                  None                          Over $100,000
Samuel J. Foti                   None                          None


         The following table provides information, as of December 31, 2002, for each non-interested Trustee of the Trust and his immediate family members relating to securities owned beneficially or of record in The MONY Group Inc.


                                    Names of Owners
                                    And Relationship           Value of          Percent of
Name                                To Trustee                 Securities        Class
----                                ----------------           ----------        ----------
Arthur T. Dietz                     None
Arthur Howell                       None
William A. Mitchell, Jr.            None
Lonnie H. Pope                      None

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The Audit Committee held 2 meetings during the fiscal year ended December 31, 2002. Arthur
T. Dietz and Victor Ugolyn also serve on the Fair Value Committee of the Board of Trustees.


         The Fair Value Committee consults with the ECM Pricing Committee in determining the value of non-readily marketable, restricted and/or illiquid securities, subject to subsequent ratification by the full Board. The Fair Value committee is elected annually. It meets as often as is necessary and held one meeting during the fiscal year ended December 31, 2002.

         The Trust pays fees to those trustees who are not "interested persons" of the Trust at the rate of $12,500 per trustee per year plus $625 for each regular, special or committee meeting attended. The Trust pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Advisor. No fees were paid to the "interested" Trustees of the Trust.


         The following sets forth compensation paid to each of the Trustees during 2002:

(1)                     (2)                     (3)                 (4)                      (5)
                                                Pension or                                    Total
                                                Retirement                                  Compensation
                                                 Benefits                                  from the Trust
                           Aggregate          Accrued as Part          Estimated           and Portfolio
                         Compensation          of Portfolio         Annual Benefits       Complex Paid to
     Name               From the Trust           Expenses           Upon Retirement          Trustees*
Arthur T. Dietz         $18,750                 None                None                     $36,875
Arthur Howell           $17,500                 None                None                     $35,000
William A.
Mitchell, Jr.           $16,250                 None                None                     $32,500
Lonnie H. Pope          $16,875                 None                None                     $33,750

* Each Trustee received fees for services as a Trustee of The Enterprise Group of Funds, Inc.


         At April 1, 2003, the officers and Trustees of the Trust as a group owned none of the Portfolios' outstanding shares.


         As of the date of this Statement of Additional Information, MONY and MONY America, its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Trust's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may vote independently of voting instructions received from

Contractholders. The Trust might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Trust disclaims such control.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement


         The Trust, on behalf of each Portfolio, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Portfolio Manager's Agreements with each of the Portfolio Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY Life"), one of the nation's largest insurance companies and a subsidiary of MONY. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Trust, is also Chairman of the Board and President of the Advisor. Both the Trust and Advisor have adopted codes of Ethics. The codes of ethics permit officers and employees to invest in securities for their accounts, including securities held by the Trust, subject to certain restrictions.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Portfolios, to furnish the Trust with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Trust. Each Portfolio pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Portfolio also pays a portion of the Trust's general administrative expenses. These expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. These expenses include expenses such as trustee fees; state franchise taxes; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Portfolio's shares under the federal and state securities laws; and any other expenses properly payable by the Trust that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Trustees annually reviews allocation of expenses among the Portfolios and has been determined that this is an appropriate method of allocation of expenses.

         The Advisor has advised the Trust that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period commencing May 1, 2003, and ending no earlier than April 30, 2004, that expenses incurred by the Portfolios will not exceed the following percentages of average daily net assets: Total Return 0.65%; Global Socially Responsive 1.30%; Deep Value 1.05%; Global Financial Services 1.30%; Mergers and Acquisitions 1.45%; High-Yield Bond 0.85%; and Short Duration Bond 0.65%. The Portfolio Managers have advised the Trust that they may assist in a portion of the above-referenced reimbursement from time to time.

         The Advisor's Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Trust have received an exemptive order from the SEC which permits the Trust to enter into or amend Portfolio Manager's Agreements without obtaining Contractholder approval each time. On April 28, 1997,

Contractholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Advisor is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for a Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.


PORTFOLIO MANAGER ARRANGEMENTS


         Under the Portfolio Manager's Agreements, the Portfolio Managers, subject to the oversight of the Advisor, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Trust with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Trust and the portion, if any, of the assets of these Portfolios of the Trust to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Trust and the sale of securities and other investments held by each of these Portfolios of the Trust. The following table sets forth certain information about the Portfolio Managers for each Portfolio.


PORTFOLIO                                   NAME AND CONTROL                   FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE PORTFOLIO           PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                                 MANAGER                 AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Multi-Cap Growth Portfolio            Fred Alger Management, Inc.        0.40% for assets under management.
                                      ("Alger") is a wholly-owned
                                      subsidiary of Fred Alger &
                                      Company, Inc.

Small Company Growth                  William D. Witter, Inc.            0.65% for assets under management
Portfolio                             is owned by its employees.         up to $50 million; 0.55% for assets
                                                                         under management for the next $50
                                                                         million; and 0.45% for assets
                                                                         thereafter.

Small Company Value Portfolio         GAMCO Investors, Inc. is a         0.40% for assets under management
                                      wholly-owned subsidiary of         up to $1 billion and 0.30% thereafter.
                                      Gabelli Asset Management Inc.

Capital Appreciation Portfolio        Marsico Capital Management,        0.45% for assets under management
                                      LLC ("Marsico") is owned
                                      by Bank of America Corp.

Deep Value Portfolio                  Wellington Management Company      0.40% for assets up to $100 million
                                      LLP ("Wellington Management")      and 0.30% thereafter.
                                      is owned by its partners.

Equity Portfolio                      TCW Investment Management          0.40% for assets under management
                                      Company is a majority owned        up to $1 billion and 0.30% thereafter.
                                      subsidiary of SG Asset
                                      Management, a wholly-owned
                                      subsidiary of Societe Generale
                                      Group.

PORTFOLIO                                  NAME AND CONTROL              FEE PAID BY THE ADVISOR TO THE
                                       PERSONS OF THE PORTFOLIO     PORTFOLIO MANAGER ON AN ANNUAL BASIS AS A
                                               MANAGER                PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------
Equity Income Portfolio               Boston Advisors, Inc. is a       0.30% for assets under management
                                      wholly-owned subsidiary of       up to $100 million; 0.25% on the next
                                      The Advest Group, Inc., a        $100 million; and 0.20% thereafter.
                                      wholly-owned subsidiary of
                                      MONY.

Growth Portfolio                      Montag & Caldwell, Inc.          0.30% for assets under management
                                      ("Montag & Caldwell") is a       up to $1 billion; 0.20% thereafter.
                                      subsidiary of ABN AMRO
                                      Asset Management Holdings,
                                      Inc., which is a wholly-
                                      owned subsidiary of ABN
                                      AMRO North America Holding
                                      Company.

Growth and Income Portfolio           UBS Global Asset                 0.45% for assets under management
                                      Management (Americas) Inc. is    up to $100 million; 0.25% on the next
                                      is an indirect, wholly-owned     $100 million; and 0.20% for assets
                                      subsidiary of UBS AG.            greater than $200 million.

International Growth Portfolio        SSgA Funds Management, Inc.      0.40% for assets under management
                                      is a wholly-owned subsidiary     up to $100 million; 0.35% for assets
                                      of State Street Corporation.     under management from $100 million
                                                                       to $200 million; 0.30% for assets
                                                                       from $200 million to $500
                                                                       million and 0.25% for assets greater
                                                                       than $500 million.

Global Financial Services             Sanford C. Bernstein &           0.50% for assets up to $100 million;
Portfolio                             Co., LLC ("Sanford               0.40% for assets from $100 million to
                                      Bernstein") is an indirect       $300 million; 0.30% for assets over
                                      wholly-owned subsidiary          $300 million.
                                      of Alliance Capital
                                      Management, L.P.

Global Socially Responsive            Rockefeller & Co., Inc.          0.45% for assets up to $100,000,000;
Portfolio                             is a wholly-owned                0.40% for assets from $100,000,000 to
                                      subsidiary of Rockefeller        $200,000,000; 0.30% for assets over
                                      Financial Services, Inc.,        $200,000,000.
                                      which is in turn owned by
                                      or for the benefit of
                                      members of the Rockefeller
                                      family through the
                                      Rockefeller Trust.

Mergers and Acquisitions              GAMCO is a wholly-owned          0.40% for assets under management.
Portfolio                             subsidiary of Gabelli
                                      Asset Management Inc.

Technology Portfolio                  Alger is a wholly-owned          0.40% for assets under management.
                                      subsidiary of Fred Alger
                                      & Company, Inc.

                                                                            FEE PAID BY THE ADVISOR TO THE
PORTFOLIO                                 NAME AND CONTROL                PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                      PERSONS OF THE PORTFOLIO                AS A PERCENTAGE OF AVERAGE
                                               MANAGER                             DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Managed Portfolio                     Wellington Management            0.40% for assets under management
                                      is owned by its partners.        up to $500 million; 0.35% of the next $500
                                                                       million; 0.30% of the next $1 billion; and
                                                                       0.25% in excess of $2 billion.

High-Yield Bond Portfolio             Caywood-Scholl Capital           0.30% for assets under management
                                      Management is a                  up to $100 million and 0.25%
                                      wholly-owned subsidiary          thereafter.
                                      of RCM Global Investors LLC,
                                      an affiliate of Dresdner Bank
                                      AG, which merged with
                                      Allianz AG.

Short Duration Bond Portfolio         MONY Capital Management,         0.10%
                                      Inc. is a wholly-owned
                                      subsidiary of MONY.

Total Return Portfolio                Pacific Investment               0.25% for assets under management.
                                      Management Company, LLC is
                                      an indirect subsidiary of
                                      Allianz AG.



         The tables below set forth the 2002, 2001 and 2000 breakdown by Portfolio of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Portfolio Manager, (3) the fund management fee paid by the Advisor to the Portfolio Manager, (4) the net advisory fee left to the Advisor after payment of the Portfolio management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Portfolio. Information relating to the Deep Value, Mergers and Acquisitions, and Short Duration Bond Portfolios is not included because they did not commence operations until 2003.




                                                             2002
Portfolio                            (1)           (2)        (3)           (4)           (5)
---------                            ---           ---        ---           ---           ---
Growth                               1,837,189     40.00%       734,876     1,102,313         --
Growth and Income                    1,062,852     38.04%       404,284       658,568         --
Equity                               2,111,410     50.00%     1,055,705     1,055,705         --
Equity Income                          310,249     40.00%       124,100       186,149         --
Capital Appreciation                   399,867     60.00%       239,920       159,947         --
Multi-Cap Growth                       750,106     40.00%       300,043       450,063         --
Small Company Growth                   774,027     61.72%       459,215       284,812         --
Small Company Value                  2,781,676     50.00%     1,390,935     1,390,741         --
International Growth                   461,787     47.06%       217,312       244,475         --
Global Socially Responsive               9,205     44.44%         4,091         5,114     15,732
Managed                              6,502,537     33.41%     2,172,581     4,329,956         --
High-Yield Bond                        582,503     49.47%       288,188       294,315         --
Total Return                            77,970     45.45%        35,440        42,530     43,779




                                                             2001
Portfolio                            (1)           (2)        (3)           (4)           (5)
---------                            ---           ---        ---           ---           ---
Growth                               2,112,475     39.89%       842,764     1,269,711         --
Growth and Income                    1,283,945     37.15%       476,966       806,979         --
Equity                               3,074,203     49.98%     1,536,612     1,537,591         --
Equity Income                          273,005     39.92%       108,975       164,030         --
Capital Appreciation                   463,437     59.83%       277,265       186,172         --
Multi-Cap Growth                     1,072,634     39.91%       428,035       644,599         --
Small Company Growth                   771,296     61.38%       473,445       297,851         --
Small Company Value                  2,835,718     49.89%     1,414,652     1,421,066         --
International Growth                   637,653     46.93%       299,225       338,428         --
Managed                              9,147,423     34.48%     3,154,262     5,993,161         --
High-Yield Bond                        607,251     49.71%       301,860       305,391         --


                                                             2000
Portfolio                           (1)            (2)     (3)            (4)             (5)
---------                           ---            ---     ---            ---             ---
Growth                               $2,155,018    40.00%  $  862,007     $ 1,293,011     0
Growth and Income                     1,039,755    38.11%     396,206         643,549     0
Equity                                4,549,382    50.99%   2,319,670       2,229,712     0
Equity Income                           211,268    40.00%      84,508         126,760     0
Capital Appreciation                    458,443    60.00%     275,066         183,377     0
Multi-Cap Growth                      1,278,938    40.00%     511,575         767,363     0
Small Company Growth                    599,106    62.70%     375,668         223,438     0
Small Company Value                   3,150,200    50.09%   1,578,012       1,572,188     0
International Growth                  1,021,374    46.07%     470,513         550,861     0
Managed                              12,792,086    34.79%   4,450,128       8,341,958     0
High-Yield Bond                         573,162    49.89%     285,952         287,210     0


APPROVAL OF ADVISORY AND PORTFOLIO MANAGER'S AGREEMENTS



         In approving the continuation of the investment advisory and sub-advisory agreements, the Board reviewed reports prepared by the Advisor, materials provided by Fund counsel, as well as other information. The Board considered the nature and quality of the investment advisory services and sub-advisory services provided to the Portfolios by the Adviser and Portfolio Managers under the respective investment advisory and sub-advisory agreements and the personnel who provide these services, including the historical performance of each Portfolio compared to its respective benchmark index and peer group of similar investment companies. In addition, the Board considered other services provided to the Portfolios by the Advisor, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the activities of the Portfolios' other services necessary for the Portfolios' operation.


         The Board considered the fees paid to the Advisor for investment advisory services, and the fees paid by the Advisor to the Portfolio Managers for sub-advisory services. In connection with its review of the fees paid to the Advisor, the Board reviewed information comparing each Portfolio's advisory fee rate and overall expense ratio with those of comparable funds. With respect to the Equity, Managed and Small Company Value Portfolios, the Board considered that the advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. The Board also considered the contractual fee waivers and expense reimbursements that the Advisor had agreed to.


         Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Advisor and Portfolio Managers to the Portfolios and that the advisory and sub-advisory fee rates for each Portfolio are reasonable in relation to such services.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASE OF SHARES

         Investments in the Portfolio may be made only by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Trust should also read the prospectus of the Contract(s).

         Shares of each Portfolio of the Trust are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Trust of the purchase payment in the manner set forth below under "Determination of Net Asset Value." Certificates representing shares of the Trust or any of its Portfolios will not be physically issued. Enterprise Fund Distributors, Inc. (the "Distributor") acts without remuneration from the Trust as the exclusive distributor of the Trust's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

REDEMPTION OF SHARES

         Shares of any Portfolio of the Trust can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Trust's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension or delay.

Determination of Net Asset Value


         The Portfolios calculate a share's net asset value by dividing the net assets of a Portfolio by the number of shares then outstanding of such Portfolio. The net asset value of each Portfolio's shares is determined once daily as of the close of the NYSE on each day on which the NYSE is open for trading. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under the supervision of, the Board of Trustees. The Portfolios may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. The net asset value per share is effective as of the time of computation.





                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of the Advisor and the Board of Trustees of the Trust. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

         The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, furnished to the Trust, the Advisor, and the respective Portfolio Managers, or those firms who agree to pay certain of the Trust's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Trust. There is no formula for such allocation. The research information may or may not be useful to the Trust and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Trust. Portfolio Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws. This may include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions.

         Sales of shares of the Trust, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of the Trust transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.


         It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned.

         The following table sets forth the amounts of the brokerage commissions paid to the broker-dealers by each Portfolio for the fiscal years ended December 31, 2002, 2001 and 2000. Information relating to the Deep Value, Mergers and Acquisitions, Global Financial Services, Technology, Total Return and Short Duration Bond Portfolios is not included because the Portfolios had not commenced operations.




----------------------------------------------------------------------------------------------------------------------------------
                                                                2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Brokerage                 Brokerage Commissions
                                   Aggregate                                Commission Paid to          Paid to Affiliated Broker-
                                   Brokerage                                Affiliated Broker-          Dealers as a Percentage of
                                Commission Paid         Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                                on Transactions      Commissions Paid      of the Portfolio's                Dollar Amount of
                               in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                          Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth                    421,687.00         306,676.00                72.73%                           0.41%
Small Company Growth                109,669.00                 --                 0.00%                           0.00%
Small Company Value                 169,571.00         138,014.00                81.39%                           0.04%
Capital Appreciation                127,895.00          16,310.00                12.75%                           0.03%
Equity                              187,781.00           9,854.00                 5.25%                           0.00%
Equity Income                        50,856.00           6,820.00                13.41%                           0.02%
Growth                              291,251.00          34,041.00                11.69%                           0.01%
Growth and Income                    86,483.00           3,102.00                 3.59%                           0.00%
International Growth                251,425.00          22,048.00                 8.77%                           0.04%
Global Socially Responsive           4,458.00             195.00                 4.37%                           0.02%
Managed                           1,607,196.00          74,187.00                 4.62%                           0.01%


----------------------------------------------------------------------------------------------------------------------------
                                                          2001
----------------------------------------------------------------------------------------------------------------------------
                                                                          Brokerage                 Brokerage Commissions
                             Aggregate                                Commission Paid to          Paid to Affiliated Broker-
                             Brokerage                                Affiliated Broker-          Dealers as a Percentage of
                          Commission Paid         Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                          on Transactions      Commissions Paid      of the Portfolio's                Dollar Amount of
                         in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                    Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth              198,553.00          198,553.00             100.00%                           0.14%
Small Company Growth           32,902.00              390.00               1.19%                           0.00%
Small Company Value           330,914.00          297,774.00              89.99%                           0.26%
Capital Appreciation          114,190.00           21,782.00              19.08%                           0.02%
Equity                         95,827.00            5,935.00               6.19%                           0.00%
Equity Income                  52,488.00           11,928.00              22.73%                           0.04%
Growth                        315,128.00           44,240.00              14.04%                           0.02%
Growth and Income              38,070.00            3,420.00               8.98%                           0.01%
International Growth          368,134.00           50,488.00              13.71%                           0.03%
Managed                     2,572,678.00          951,484.00              36.98%                           0.03%


----------------------------------------------------------------------------------------------------------------------------
                                                          2000
----------------------------------------------------------------------------------------------------------------------------
                                                                          Brokerage                 Brokerage Commissions
                                                                      Commission Paid to          Paid to Affiliated Broker-
                             Aggregate                                Affiliated Broker-          Dealer as a Percentage of
                             Brokerage            Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                          on Transactions     Commissions Paid       of the Portfolio's                Dollar Amount of
                         in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                    Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------
Growth                        344,314.00           11,897.00               3.46%                           0.00%
Growth and Income              76,636.00                  --               0.00%                           0.00%
Equity                        351,702.00            6,875.00               1.95%                           0.00%
Equity Income                  28,333.00              960.00               3.39%                           0.00%
Capital Appreciation           98,881.00            9,945.00              10.06%                           0.01%
Small Company Growth           71,545.00            2,274.00               3.18%                           0.01%
Small Company Value           514,953.00          434,608.00              84.40%                           0.17%
International Growth          439,272.00                  --               0.00%                           0.00%
High-Yield Bond                    53.00                  --               0.00%                           0.00%
Managed                     1,422,540.00          480,459.00              33.77%                           0.04%
Multi-Cap Growth              173,403.00          173,200.00              99.88%                           0.10%

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS


         From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Trust and the recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

         YIELD CALCULATION. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                           Yield = 2 [(a-b) +1) n -1]
                                      -----
                                       cd

         a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursements);

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

         d = the offering price per share on the last day of the period.

TOTAL RETURN CALCULATIONS

         Average Annual Total Return. A Portfolio's average annual total return quotation is computed in accordance with a method prescribed by SEC rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

         The "average annual total return" can be expressed by the following formula:

                                P(1 + T)n = ERV

         P   = a hypothetical initial payment of $1,000;

         T   = average annual total return:

         n   = number of years; and

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion).

         The ERV assumes complete redemption at the end of the 1-, 5- or 10-year period.

         Total Return. A Portfolio's total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         "Total return" represents the cumulative change in the value of an investment for the specified period and is computed by the following formula:

                              Total Return = ERV-P
                                             -----
                                               P

         P   = a hypothetical initial payment of $1,000; and

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion).

         Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to subaccounts which purchase shares of the Portfolios of the Fund.

         The rate of return for a Portfolio is not the rate of return of a corresponding subaccount of a separate account. Average annual total returns, total returns and yields of such subaccounts reflect the deduction of variable contract charges, including a mortality and expense risk charge, and, when calculated for corresponding periods, are lower. Variable contract holders should consult the prospectus for their contract for subaccount performance figures.

         In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                                PERFORMANCE DATA


         The average annual total return for the one, five, and ten year periods ended December 31, 2002, and for the period since inception through December 31, 2002, are shown in the following table. Information relating to the Deep Value, Mergers and Acquisitions, Short Duration Bond, Global Financial Services and Technology Portfolios is not included because these Portfolios had not commenced operations on December 31, 2002.

                          AVERAGE ANNUAL TOTAL RETURN


----------------------------------------------------------------------------------------------------
                              FOR THE YEAR        FOR THE FIVE       FOR THE TEN
                                  ENDED           YEARS  ENDED       YEARS ENDED     FOR THE PERIOD
                              DECEMBER 31,         DECEMBER 31,      DECEMBER 31,    FROM INCEPTION
                                  2002                2002              2002         TO DECEMBER 31,
     PORTFOLIO                (ONE YEAR)          (FIVE  YEARS)      (TEN YEARS)       2002(1)(2)
----------------------------------------------------------------------------------------------------
Growth                         -23.2570%               N/A                N/A             -4.9785%
Equity                         -29.4118%           -7.1406%(1)           5.36%             8.3753%
Equity Income                  -14.7600%               N/A                N/A             -3.3136%
Growth and Income              -25.9467%               N/A                N/A             -4.9902%
Capital Appreciation           -16.8717%               N/A                N/A              0.0602%
Small Company Growth           -24.0152%               N/A                N/A              5.9534%
Small Company Value             -9.2511%            5.8875%(1)          11.11%            12.7150%
Multi-Cap Growth               -34.6382%               N/A                N/A              2.8578%
International Growth           -19.4580%           -4.7085%(1)           7.91%             0.6896%
Managed                        -21.1971%           -3.4840%(1)            N/A             11.7266%
High-Yield Bond                  1.5147%            2.4274%(1)            N/A              6.6926%
Global Socially Responsive          N/A                N/A                N/A            -13.9803%
Total Return                        N/A                N/A                N/A              7.0897%


(1) Reflects reimbursement of expenses by the Advisor. Without such reimbursements, the average annual total return during the period would have been lower.

(2) The date of inception of the Equity, Small Company Value and Managed Portfolios is August 1, 1988. The date of inception of the High-Yield Bond and International Growth Portfolios is November 18, 1994. The date of inception of the Growth, Growth and Income, Capital Appreciation, Equity Income and Small Company Growth Portfolios is November 17, 1998. The date of inception of the Total Return Portfolio is January 14, 2002. The date of inception of the Deep Value Portfolio, Short Duration Bond Portfolio and Mergers and Acquisitions Portfolio is May 1, 2003.

         The table above assumed that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Trust. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts. If such charges were reflected, returns would be lower.




         The table below shows total returns for the year to date (January 1, 2003 to April 15, 2003) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the total return table above.

                           YEAR TO DATE TOTAL RETURN
                 assuming $1,000 payment at beginning of period


                                                            January 1, to
                                                              April 15,
          Portfolio                                             2003
          ---------                                         -------------
          Growth............................................     3.02%
          Equity............................................    10.46%
          Equity Income.....................................    -1.66%
          Growth and Income.................................     0.51%
          Capital Appreciation..............................     3.81%
          Small Company Growth..............................    -6.35%
          Small Company Value...............................    -0.87%
          Multi-Cap Growth..................................     7.80%
          International Growth..............................    -3.76%
          Managed...........................................     0.39%
          Global Socially Responsive........................     1.75%
          Total Return......................................     2.04%
          High-Yield Bond...................................     7.30%

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest.

         Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the IRC. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the Portfolio's total assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's total assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's total assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

         Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the IRC. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the IRC.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. A Portfolio's returns will be reduced by the amount of any such foreign taxes. Contractholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

         Description of the Trust. The Trust is organized as a Massachusetts business trust. Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Trust obligations. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

         It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of the shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Possible Additional Trust Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

         Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Organization of the Trust. When issued, shares are fully paid and have no preemptive, conversion or other subscription rights. The shares of beneficial interest of the Trust, $0.01 par value, are divided into 18 separate series.
The shares of each series are freely-transferrable and equal as to earnings, assets and voting privileges with all other shares of that series. Upon liquidation of the Trust or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debt and expenses have been paid. The shares do not have cumulative voting rights.

         The Trust's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series." The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

         The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolio's books of account and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.


         Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Advisor's Agreement or a Portfolio Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Trust, or any Portfolio of the Trust, held in the Variable Accounts in accordance with instructions from Contractholders, [as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts.] Shares for which no instructions are received from Contractholders, as well as shares which the Advisor or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Trust does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Trust has been organized.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street") whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Trust. The custodian is responsible for safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments. State Street also acts as transfer agent and Shareholder Servicing Agent for the Trust.

                             INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, whose address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia PA 19103-7042, has been retained to serve as the Trust's independent accountants. The independent accountants are responsible for auditing the annual financial statements of the Portfolios.


                              FINANCIAL STATEMENTS


         The Trust's Annual Report dated December 31, 2002, which was filed with the SEC on February 25, 2003 (accession number
0000931763-03-000370) is hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay
B, interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the
CCC, highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective
CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.

         (a) (i) Registrant's Charter [Declaration of Trust]. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

                  (ii) Amendment to Charter [Declaration of Trust]. Incorporated by reference to Post-Effective Amendment No. 24 on Form N-1A (Reg. No. 33-21534), dated April 20, 2001.

                  (iii) Amendment to Charter [Declaration of Trust] Establishment and Designation of Series of Shares of Beneficial Interest dated April 30, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 22, 2002.

                  (iv) Amendment to Charter [Declaration of Trust] Establishment and Designation of Series of Shares of Beneficial Interest dated November 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 22, 2002.


                  (v) Amendment to Charter [Declaration of Trust] dated June 5, 2002. Filed herein as Exhibit (a)(v).



                  (vi) Amendment to Charter [Declaration of Trust]. Establishment and Designation of Series of Shares dated February 28, 2003. Filed herein as Exhibit (a)(vi)


                  (vii) Amendment to Charter [Declaration of Trust]. Establishment and Series of Shares of Beneficial Interest dated April 11, 2003. Filed herein as Exhibit (a)(vii).

         (b) By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

         (c)      Not applicable.


         (d)      (i)      Restated Investment Adviser's Agreement between
                           Registrant and Enterprise Capital Management, Inc.
                           ("Enterprise Capital") dated September 17, 2002.
                           Filed herein as Exhibit (d)(i).


               (i)(a)   Rider dated February 28, 2003 to Restated
                           Investment Adviser's Agreement dated September 17, 2002. Filed herein as Exhibit (d)(i)(a).


                  (ii) Growth Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Montag & Caldwell, Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.


                  (ii)(a) Rider dated September 17, 2002, to Growth Portfolio Manager's Agreement. Filed herein as Exhibit (d)(ii)(a).



                  (iii) Growth and Income Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and UBS Global Asset Management (Americas) Inc., as sub-adviser. Filed herein as Exhibit (d)(iii).



                  (iv)     Equity Portfolio Manager's Agreement
                           among Enterprise Accumulation Trust, Enterprise Capital and TCW Investment Management Company, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 27, 2000.



                  (iv)(a) Rider dated September 17, 2002, to Equity Portfolio Manager's Agreement. Filed herein as Exhibit (d)(iv)(a).



                  (v) Equity Income Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Baston Advisors, Inc., as sub-adviser. Filed herein as Exhibit (d)(v).



                  (vi)     Capital Appreciation Portfolio Manager's
                           Agreement among Enterprise Accumulation Trust. Enterprise Capital and Marsico Capital Management, LLC, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.



                  (vi)(a) Rider dated September 17, 2002, to Capital Appreciation Portfolio Manager's Agreement. Filed herein as Exhibit (d)(vi)(a).


                  (vii) Small Company Growth Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and William D. Witter, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.


                  (vii)(a) Rider dated September 17, 2002, to Small
                           Company Growth Portfolio Manager's Agreement. Filed herein as Exhibit (d)(vii)(a).

                 (viii) Small Company Value Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and GAMCO Investors, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.


                 (viii)(a) Rider dated September 17, 2002, to Small Company
                           Value Portfolio Manager's Agreement. Filed herein as Exhibit (d)(viii)(a).




                 (ix) International Growth Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and SSgA Funds Management, Inc., as sub-adviser. Filed herein as Exhibit (d)(ix).




                (xvi)(a) Rider dated September 17, 2002, to International Growth Portfolio Manager's Agreement. Filed herein as Exhibit (d)(xvi)(a).



                 (x) Global Financial Services Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Sanford C. Bernstein & Co., Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                 (xi) High-Yield Bond Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Caywood-Scholl Capital Management as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.


                 (xi)(a) Rider dated September 17, 2002, to High-Yield Bond Portfolio Manager's Agreement. Filed herein as Exhibit (d)(xi)(a).


                 (xii) Multi-Cap Growth Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.


                 (xii)(a) Rider dated September 17, 2002, to Multi-Cap Growth Portfolio Manager's Agreement. Filed herein as Exhibit (d)(xii)(a).



                 (xiii) Technology Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.



                 (xiv) Global Socially Responsive Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital, and Rockefeller & Co. Inc., as sub-adviser. Filed herein as Exhibit (d)(xiv).



                 (xv) Managed Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Wellington Management Company, LLP, as sub-adviser. Filed herein as Exhibit (d)(xv).



                 (xvi) Total Return Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Pacific Investment Management Company, LLC, as sub-adviser. Incorporated by reference to Post Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed October 31, 2001.



                 (xvi)(a) Rider dated September 17, 2002, to Total Return Portfolio Manager's Agreement. Filed herein as Exhibit (d)(xvi)(a).



                 (xvii) Short Duration Bond Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital, and MONY Capital Management, Inc. as sub-adviser. Filed herein as Exhibit (d)(xvii).


                 (xviii) Deep Value Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital, and Wellington Management Company, LLP as sub-adviser. Filed herein as Exhibit (d)(xviii).


                 (xix) Mergers and Acquisitions Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital, and GAMCO Investors, Inc. as sub-adviser. Filed herein as Exhibit (d)(xix).



        (e)      Inapplicable.

        (f)      Not applicable.

        (g) Custody Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19, to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July
                 15, 1999.

        (h)      Inapplicable.


        (i)      Opinion of Counsel. Filed herein as Exhibit (i)

         (j)      Consent of PricewaterhouseCoopers LLP. Filed herein as
                  Exhibit (j).


         (k)      Inapplicable.

         (l) Agreement Related to Initial Capital. Incorporated herein by reference to Post-Effective Amendment No. 19, to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

         (m)      Inapplicable.

         (n)      Inapplicable.

         (o)      (i)    Inapplicable.

                  (ii) Powers of Attorney, Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

         (p)      (i)    Code of Ethics - Enterprise Accumulation Trust,
                         Incorporated herein by reference to Post-Effective
                         Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on August 7,
                         2000.

                  (ii) Code of Ethics - Fred Alger Management, Inc. - Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

                  (iii) Code of Ethics - Sanford C. Bernstein & Co., LLC - Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

                  (iv) Code of Ethics - William D. Witter, Inc. - Incorporated herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

                  (v) Code of Ethics - GAMCO Investors, Inc. - Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

                  (vi) Code of Ethics - Rockefeller & Co., Inc. - Incorporated herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

                  (vii) Code of Ethics - Montag & Caldwell, Inc. Filed herein as Exhibit (p)(vii).

                  (viii) Code of Ethics - TCW Investment Management Company -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

                  (ix) Code of Ethics - SSgA Funds Management Inc. Filed herein as Exhibit (p)(ix).

                  (x) Code of Ethics - Marsico Capital Management, LLC - Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (Reg. No. 33-21534), filed April 22, 2002.


                  (xi) Code of Ethics - Wellington Management Company, LLP - Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

                 (xii) Code of Ethics - Caywood-Scholl Capital Management - Incorporated herein by reference to Post-Effective Amendment No. 28 Registrant's Registration Statement on Form N1-A (Reg. No. 33- 21534), filed April 22, 2002.


                 (xiii) Code of Ethics - Pacific Investment Management Company, LLC - Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration
                         Statement on Form N-1A (Reg. No. 33-21534), filed December 13, 2001.

                 (xiv) Code of Ethics - UBS Global Asset Management (US) Inc. Filed herein as Exhibit (p)(xiv).

                 (xv) Code of Ethics - Boston Advisors, Inc. Filed herein as Exhibit (p)(xv).

                 (xvi) Code of Ethics - MONY Capital Management, Inc. Filed herein as Exhibit (p)(xvi).


Item 24. Persons Controlled By or Under Common Control with Registrant.

              As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of MONY Life Insurance Company ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

         The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, MONY Capital Management, Inc., 1740 Advisers, Inc., MONY Securities Corporation, MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc., Advest, Inc., Matrix Capital Markets Group, USFL and Boston Advisors, Inc. Each subsidiary is wholly-owned.

Item 25. Indemnification.

         Reference is made to the provisions of Article Six of Registrant's Declaration of Trust which is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-28097) filed on April 26, 1995.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Adviser.

         See "Portfolio Management" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Adviser.

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of Post-Effective Amendment to the Registrant's Registration Statement and to the registration of Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

         Fred Alger Management, Inc.; William D. Witter, Inc.; GAMCO Investors, Inc.; Marsico Capital Management, LLC; Wellington Management Company, LLP; TCW Investment Management Company; Boston Advisors, Inc.; Montag & Caldwell, Inc.; UBS Global Asset Management (Americas) Inc.; SSgA Funds Management, Inc.; Sanford C. Bernstein & Co., LLC; Rockefeller & Co., Inc.; Caywood-Scholl Capital Management; MONY Capital Management, Inc., and Pacific Investment Management Company, LLC.



                                                                       File No.
                                                                       --------


         Fred Alger Management, Inc.                                   801-06709
         William D. Witter, Inc.                                       801-12695
         GAMCO Investors, Inc.                                         801-14132
         Marsico Capital Management, LLC                               801-54914
         Wellington Management Company, LLP                            801-15908
         TCW Investment Management Company                             801-29075
         Boston Advisors, Inc.                                         801-08176
         Montag & Caldwell, Inc.                                       801-15398
         UBS Global Asset Management (Americas) Inc.                   801-34910
         SSgA Funds Management, Inc.                                   801-34910
         Sanford C. Bernstein & Co., LLC                               801-10488
         Rockefeller & Co., Inc.                                       801-15106
         Caywood-Scholl Capital Management                             801-26996
         MONY Capital Management, Inc.                                 801-61066
         Pacific Investment Management Company, LLC                    801-48187


Item 27. Principal Underwriters.

         (a)      Inapplicable.

         (b)      Inapplicable.

         (c)      Inapplicable.

Item 28. Location and Accounts and Records.


Entity                                  Function                                Address
------                                  --------                                -------

Enterprise Accumulation                 Registrant                              Atlanta Financial Center
Trust                                                                           3343 Peachtree Road, N.E.
                                                                                Suite 450
                                                                                Atlanta, GA 30326
Enterprise Capital                      Adviser
Management, Inc.                                                                Same as above.

State Street Bank and Trust             Custodian                               One Heritage Drive
Company                                                                         The Joseph Palmer Building
                                                                                North Quincy, MA 02171





The records of the Portfolio Managers are kept at the following locations:




Multi-Cap Growth Portfolio                 Fred Alger Management, Inc.
                                           111 Fifth Avenue
                                           3rd Floor
                                           New York, NY 10003

Small Company Growth Portfolio             William D. Witter, Inc.
                                           One Citicorp Center
                                           153 East 53rd Street
                                           New York, NY 10022

Small Company Value Portfolio              GAMCO Investors, Inc.
                                           One Corporate Center
                                           Rye, NY 10580

Capital Appreciation Portfolio             Marsico Capital Management, LLC
                                           1200 17th Street
                                           Suite 1300
                                           Denver, CO 80202

Deep Value Portfolio                       Wellington Management Company, LLP
                                           75 State Street
                                           Boston, MA 02109

Equity Portfolio                           TCW Investment Management Company
                                           865 South Figueroa Street, Suite 1800
                                           Los Angeles, CA 90017

Equity Income Portfolio                    Boston Advisors, Inc.
                                           One Federal Street, 20th Floor
                                           Boston, MA 02110

Growth Portfolio                           Montag & Caldwell, Inc.
                                           3455 Peachtree Road, N.E.
                                           Suite 1200
                                           Atlanta, GA 30326-3248

Growth & Income Portfolio                  UBS Global Asset Management (Americas) Inc.
                                           One North Wacker Drive
                                           Chicago, IL 60606

International Growth Portfolio             SSgA Funds Management, Inc.
                                           One International Place
                                           Boston, MA 02110

Global Financial Services Portfolio        Sanford C. Bernstein & Co., LLC
                                           1345 Avenue of the Americas, 34th Floor
                                           New York, NY 10105

Global Socially Responsive Portfolio       Rockefeller & Co., Inc.
                                           30 Rockefeller Plaza
                                           54th Floor
                                           New York, NY 10112

Technology Portfolio                       Fred Alger Management, Inc.
                                           111 Fifth Avenue
                                           3rd Floor
                                           New York, New York 10003

Mergers and Acquisitions Portfolio         GAMCO Investors, Inc.
                                           One Corporate Center
                                           Rye, NY 10580

Managed Portfolio                          Wellington Management Company, LLP
                                           75 State Street
                                           Boston, MA 02109-1807

High-Yield Bond Portfolio                  Caywood-Scholl Capital Management
                                           4350 Executive Drive, Suite 125
                                           San Diego, CA 92121

Short Duration Bond Portfolio              MONY Capital Management, Inc.
                                           1740 Broadway
                                           New York, NY 10019

Total Return Portfolio                     Pacific Investment Management
                                             Company, LLC
                                           840 Newport Center Drive, Suite 300
                                           Newport Beach, CA 92660

Item 29. Management Services.

         Inapplicable.

Item 30. Undertakings.

================================================================================



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Atlanta, State of Georgia, on the 30th day of April 2003.


                                      ENTERPRISE ACCUMULATION TRUST

                                      By: /s/ Victor Ugolyn
                                         ---------------------------------------
                                         Victor Ugolyn
                                         Chairman, President and Chief Executive
                                         Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated:


/s/ Victor Ugolyn
---------------------------------     Chairman, President and Chief            April 30, 2003
Victor Ugolyn                         Executive Officer

/s/ Phillip G. Goff
---------------------------------     Principal Financial and Accounting       April 30, 2003
Phillip G. Goff                       Officer

                *
---------------------------------
Arthur T. Dietz                       Trustee                                  April 30, 2003

                *
---------------------------------
Samuel J. Foti                        Trustee                                  April 30, 2003

                *
---------------------------------
Arthur Howell                         Trustee                                  April 30, 2003

                *
---------------------------------
Lonnie H. Pope                        Trustee                                  April 30, 2003

                *
---------------------------------
William A. Mitchell, Jr.              Trustee                                  April 30, 2003

                *
---------------------------------
Michael I. Roth                       Trustee                                  April 30, 2003

By: /s/ Catherine R. McClellan
   ------------------------------
         (Attorney-in-Fact)

                                [Exhibit Index]

Exhibit                          Description Number
-------                          ------------------
(a)(v)         Amendment dated June 5, 2002 to Declaration of Trust.

(a)(vi)        Amendment to Charter. Establishment and Designation of Series of
               Shares dated February 28, 2003.

(a)(vii)       Amendment to Charter Establishment and Designation of Series of
               Shares dated April 11, 2003.

(d)(i)         Restated Investment Adviser's Agreement dated September 17, 2002.

(d)(i)(a)      Rider dated February 28, 2003 to Restated Investment Adviser's
               Agreement dated September 17, 2002.

(d)(ii)(a)     Rider dated September 17, 2002 to Growth Portfolio Manager's
               Agreement.

(d)(iii)       Growth and Income Portfolio Manager's Agreement - UBS Global
               Asset Management (Americas) Inc.

(d)(iv)(a)     Rider dated September 17, 2002 to Equity Portfolio Manager's
               Agreement.

(d)(v)         Equity Income Portfolio Manager's Agreement - Boston Advisors,
               Inc.

(d)(vi)(a)     Rider dated September 17, 2002 to Capital Appreciation Portfolio
               Manager's Agreement.

(d)(vii)(a)    Rider dated September 17, 2002 to Small Company Growth Portfolio
               Manager's Agreement.

(d)(viii)(a)   Rider dated September 17, 2002 to Small Company Value Portfolio
               Manager's Agreement.

(d)(ix)        International Growth Portfolio Manager's Agreement - SSgA Funds
               Management, Inc.

(d)(ix)(a)     Rider dated September 17, 2002 to International Growth Portfolio
               Manager's Agreement.

(d)(xi)(a)     Rider dated September 17, 2002 to High-Yield Bond Portfolio
               Manager's Agreement.

(d)(xii)(a)    Rider dated September 17, 2002 to Multi-Cap Growth Portfolio
               Manager's Agreement.

(d)(xiv)       Global Socially Responsive Portfolio Manager's Agreement -
               Rockefeller & Co., Inc.

(d)(xv)        Managed Portfolio Manager's Agreement - Wellington Management
               Company, LLP.

(d)(xvi)(a)    Rider dated September 17, 2002 to Total Return Portfolio
               Manager's Agreement.

(d)(xvii)      Short Duration Bond Portfolio Manager's Agreement - MONY Capital
               Management, Inc.

(d)(xviii)     Deep Value Portfolio Manager's Agreement - Wellington Management
               Company, LLP.

(d)(xix)       Mergers and Acquisitions Portfolio Manager's Agreement - GAMCO
               Investors, Inc.

(i)            Opinion of Counsel.

(j)            Consent of Independent Auditors.

(p)(vii)       Code of Ethics - Montag & Caldwell, Inc.

(p)(ix)        Code of Ethics - SSgA Funds Management, Inc.

(p)(xiv)       Code of Ethics - UBS Global Asset Management (Americas) Inc.

(p)(xv)        Code of Ethics - Boston Advisors, Inc.

(p)(xvi)       Code of Ethics - MONY Capital Management, Inc.
